UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

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PARKERVISION, INC.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PARKERVISION, INC.
7915 Baymeadows Way, Suite 400
Jacksonville, Florida 32256
___________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JULY 10, 2013
___________

Notice is hereby given that the annual meeting of shareholders (the “Annual Meeting”) of ParkerVision, Inc. (the “Company”) will be held on July 10, 2013 at 9:00 a.m. Eastern Daylight Time, at The Bohemian Hotel Celebration, 700 Bloom Street, Celebration, Florida 34737, for the following purposes:

1.
to elect seven members of our Board, to hold office until the first, second or third ensuing annual meeting in accordance with the classification of directors provide in Proposal 2.A, if Proposal 2.A is approved, or until the next annual meeting, if Proposal 2.A is not approved, and in either case until their respective successors are duly elected and qualified;

2.	to approve amendments to our articles of incorporation:

A.	to divide our directors into three classes with staggered terms of office; and

B.	to provide that directors may only be removed for cause;

3.	to approve the Company’s Performance Bonus Plan;

4.	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered certified public accounting firm for the year ending December 31, 2013;

5.	to approve, on an advisory basis, the Company’s named executive officer compensation;

6.	to select, on an advisory basis, the frequency of future advisory votes on the Company’s named executive officer compensation; and

7.	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The transfer books will not be closed for the Annual Meeting. The board of directors has fixed the close of business on May 21, 2013 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournments thereof.

You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the Annual Meeting. In order to assure the presence of a quorum, whether or not you expect to attend the Annual Meeting in person, please vote your shares by proxy as promptly as possible. You may revoke your proxy if you so desire at any time before it is voted. For directions to be able to attend the Annual Meeting and vote in person, please contact the Company’s Corporate Secretary at (904) 732-6100.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 10, 2013: The Company’s proxy statement and annual report to security holders are available at https://www.proxyvote.com.

By Order of the Board of Directors

/s/ Cynthia Poehlman
Chief Financial Officer and Corporate Secretary

Jacksonville, Florida
May 31, 2013

PARKERVISION, INC.
___________

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 10, 2013
___________

TABLE OF CONTENTS

INFORMATION CONCERNING SOLICITATION AND VOTING	1
PROPOSAL 1: ELECTION OF DIRECTORS	5
CORPORATE GOVERNANCE	8
PROPOSAL 2: AMENDMENTS TO OUR ARTICLES OF INCORPORATION	13
PROPOSAL 3: APPROVAL OF THE PARKERVISION PERFORMANCE BONUS PLAN	18
PROPOSAL 4: RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM	23
AUDIT COMMITTEE REPORT	24
EXECUTIVE OFFICER COMPENSATION	26
PROPOSAL 5: ADVISORY VOTE ON EXECUTIVE COMPENSATION	42
PROPOSAL 6: ADVISORY VOTE ON THE FREQUENCY OF THE SHAREHOLDERS’ VOTE ON EXECUTIVE COMPENSATION	43
STOCK OWNERSHIP INFORMATION	44
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	47
SHAREHOLDER PROPOSALS AND NOMINATIONS	47
DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS	48

INFORMATION CONCERNING SOLICITATION AND VOTING

General

This proxy statement and the accompanying proxy materials are being furnished to our shareholders in connection with the solicitation of proxies by our board of directors (our “Board”) for use at our annual meeting of shareholders (the “Annual Meeting”) to be held at 9:00 a.m. Eastern Daylight Time on  July 10, 2013 and any adjournments or postponements thereof. The Annual Meeting is being held for the following purposes:

1.
to elect seven members of our Board, to hold office until the first, second or third ensuing annual meeting in accordance with the classification of directors provide in Proposal 2.A, if Proposal 2.A is approved, or until the next annual meeting, if Proposal 2.A is not approved, and in either case until their respective successors are duly elected and qualified;

2.	to approve amendments to our articles of incorporation:

A.	to divide our directors into three classes with staggered terms of office; and

B.	to provide that directors may only be removed for cause;

3.	to approve our Performance Bonus Plan;

4.	to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm for the year ending December 31, 2013;

5.	to approve, on an advisory basis, our named executive officer compensation (“Say-on-Pay”);

6.	to select, on an advisory basis, the frequency of future advisory votes on our named executive officer compensation (“Say-on-Frequency”); and

7.	to transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Annual Meeting will be held at The Bohemian Hotel Celebration, 700 Bloom Street, Celebration, Florida, 34737. This proxy statement and the accompanying proxy materials will be sent or made available to shareholders on or about May 31, 2013.

Record Date and Voting Securities

Our Board has fixed the close of business on May 21, 2013 as the record date for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. As of May 21, 2013, we had issued and outstanding 88,526,269 shares of common stock, par value $.01 per share, our only class of voting securities outstanding. Each of our shareholders is entitled to one vote for each share of common stock registered in his or her name on the record date.

Voting

If you hold your shares of record, you may vote by proxy via Internet, via telephone by calling the toll free number found on the proxy card, or via mail by filling out the proxy card and sending it back in the envelope provided. If you hold your shares of record, you also may vote in person at the Annual Meeting by submitting the ballot that will be provided to you at the meeting.

If you hold your shares in “street name” through a bank, broker or other holder of record, please refer to the materials provided to you by your bank, broker or other holder of record for information on communicating your voting instructions. If you hold your shares in “street name” and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from your bank, broker or other holder of record authorizing you to vote. You must bring this legal proxy to the Annual Meeting, present it to the inspector of election and produce valid identification. If you hold your shares in street name, your bank, broker or other holder of record will not be permitted to vote on your behalf on certain matters, including with respect to the election of our directors, the amendments to our articles of incorporation, the Performance Bonus Plan, Say-on-Pay and Say-on-Frequency, unless it receives voting instructions from you. To ensure that your vote is counted, please communicate your voting instructions to your broker, bank, or other holder of record before the Annual Meeting, or obtain a legal proxy and arrange to attend the Annual Meeting in person.

Proxies and Revocation of Proxies

Your proxy is being solicited by our Board for use at the Annual Meeting. By giving your proxy, you are appointing as your proxies the persons that have been designated by our Board. Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted in accordance with your instructions. If no instructions are given, proxies given by shareholders will be voted “FOR” the election of each of the director nominees, “FOR” the amendment to our articles of incorporation dividing our directors into three classes with staggered terms, “FOR” the amendment to our articles of incorporation providing that directors may only be removed for cause, “FOR” the approval of the Performance Bonus Plan, “FOR” ratification of the appointment of PriceWaterhouseCoopers LLC as our independent registered certified public accounting firm, “FOR” approval of the Say-on-Pay proposal, and for “TWO YEARS” for the Say-on-Frequency proposal. With respect to any other proposal that properly comes before the Annual Meeting, the persons appointed as proxies will vote as recommended by our Board or, if no recommendation is given, in their own discretion, to the extent permitted by applicable laws and regulations.

Any proxy may be revoked by (i) submitting a written notice of revocation that is received by our Corporate Secretary at any time prior to the voting at the Annual Meeting, (ii) submitting a subsequent proxy prior to the voting at the Annual Meeting or (iii) attending the Annual Meeting and voting in person. Attendance by a shareholder at the Annual Meeting does not alone serve to revoke his or her proxy. Shareholders may send written notice of revocation to the Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

Quorum and Required Vote

The presence, in person or by proxy, of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by his or her proxy are not being voted (“shareholder withholding”) with respect to a particular matter. Similarly, a broker may not be permitted to vote stock held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock (“broker non-vote”). The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or a broker non-vote will not be considered shares present and entitled to vote on the matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that the shares are not being voted on any matter at the Annual Meeting, in which case the shares will not be counted for purposes of determining the presence of a quorum.

Director Election. The directors will be elected by a plurality of the votes cast at the Annual Meeting. “Plurality” means that the nominees who receive the highest number of votes in their favor will be elected as our directors. Consequently, any shares not voted “FOR” a particular nominee, because of either shareholder withholding or broker non-vote, will not be counted in the nominee’s favor. Shareholders do not have cumulative voting rights for directors.

Amendments to Our Articles of Incorporation; Performance Bonus Plan; Appointment of Independent Registered Certified Public Accounting Firm; and Say-on-Pay. The approval of the amendments to our articles of incorporation, the approval of our Performance Bonus Plan, the ratification of the appointment of PricewaterhouseCoopers LLC as our independent registered certified public accounting firm, and the approval, on an advisory basis, of our named executive officer compensation (Say-On-Pay) require the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions are counted as “votes cast” with respect to the proposals and, therefore have the same effect as a vote against the proposals. Shares deemed present at the Annual Meeting but not entitled to vote, either because of shareholder withholding or broker non-vote, are not deemed “votes cast” with respect to the proposals, and therefore will have no effect on the vote.

Say-on-Frequency. The frequency of future advisory votes on our named executive officer compensation (Say-on-Frequency) will be selected, on an advisory basis, by a plurality of the votes cast at the Annual Meeting. “Plurality” means that the frequency (i.e., every one year, every two years or every three years) that receives the highest number of votes in its favor will be the non-binding selection of the shareholders. Abstentions, as well as shares not entitled to vote, either because of shareholder withholding or broker non-vote, will not be counted in favor of any frequency, and therefore will have no effect on the vote.

Other Matters. All other matters that may be brought before the shareholders must be approved by the affirmative vote of a majority of the votes cast at the Annual Meeting, unless the governing corporate law, our articles of incorporation or our bylaws require otherwise. Abstentions from voting are counted as “votes cast” with respect to the proposal and, therefore have the same effect as a vote against the proposal. Shares deemed present at the Annual Meeting but not entitled to vote, either because of shareholder withholding or broker non-vote, are not deemed “votes cast” with respect to the proposal, and therefore will have no effect on the vote.

Appraisal Rights

No appraisal rights are available under Florida law, our articles of incorporation or our bylaws if you dissent from or vote against any of the proposals to be presented at the Annual Meeting.

Solicitation of Proxies

Your proxy is being solicited by our Board for use at the Annual Meeting. We have engaged Morrow & Co., LLC to assist with the solicitation of proxies at an estimated cost of $10,000 plus disbursements. Our officers and other employees, without additional remuneration, may also assist in the solicitation of proxies in the ordinary course of their employment. In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. We will bear the cost of this proxy solicitation. We may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate, and may reimburse them for reasonable expenses related thereto.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 (“Annual Report”), which contains our audited financial statements, is being sent or made available to our shareholders along with this proxy statement. We will provide to you exhibits to the Annual Report upon payment of a fee of $.25 per page, plus $5.00 postage and handling charge, if a request is sent in writing to the Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

PROPOSAL 1:  ELECTION OF DIRECTORS

General

Our Board is comprised of seven directors. All of the directors will be elected at this Annual Meeting. However, if Proposal 2.A is approved, the directors will be divided into three classes and only one class of directors will be elected at each ensuing annual meeting. If Proposal 2.A is not approved, the directors will not be divided into classes and all of the directors will continue to be elected at each ensuing annual meeting.

The Board has nominated the seven individuals set forth below for election as directors, all of whom are currently directors of ours. If Proposal 2.A is approved, each individual will serve in the class set forth in Proposal 2.A below. Each of the nominees has agreed to be named in this proxy statement and to serve as a director if elected. Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the election of these nominees. In case any of these nominees become unavailable for election to the Board, an event which is not anticipated, the persons appointed as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting your shares for any other person in accordance with their judgment.

Director Nominees

Name	Age	Director Since	Position with the Company
Jeffrey Parker	56	1989	Chairman of the Board and Chief Executive Officer
William Hightower	69	1999	Director
John Metcalf	62	2004	Director
David Sorrells	54	1997	Chief Technology Officer and Director
Robert Sterne	61	2006	Director
Nam Suh	77	2003	Director
Papken der Torossian	74	2003	Director

Jeffrey Parker has been the chairman of our Board and our chief executive officer since our inception in August 1989 and was our president from April 1993 to June 1998. From March 1983 to August 1989, Mr. Parker served as executive vice president for Parker Electronics, Inc., a joint venture partner with Carrier Corporation performing research development, manufacturing and sales and marketing for the heating, ventilation and air conditioning industry. Mr. Parker holds 31 United States patents. Among other qualifications, as Chief Executive Officer, Mr. Parker has relevant insight into our operations, our industry, and related risks as well as experience bringing disruptive technologies to market.

William Hightower has been a director of ours since March 1999. Mr. Hightower has extensive experience as an executive officer and operating officer for both public and private companies in a number of industries, including telecommunications. From September 2003 to his retirement in November 2004, Mr. Hightower served as our president. Mr. Hightower was the president and chief operating officer and a director of Silicon Valley Group, Inc. (“SVGI”), from August 1997 until his retirement in May 2001. SVGI was a publicly held company which designed and built semiconductor capital equipment tools for chip manufacturers. From January 1996 to August 1997, Mr. Hightower served as chairman and chief executive officer of CADNET Corporation, a developer of network software solutions for the architectural industry. From August 1989 to January 1996, Mr. Hightower was the president and chief executive officer of Telematics International, Inc. Among other qualifications, Mr. Hightower’s longevity on our board provides him with a historical perspective and a relevant understanding of both our target markets and our industry as a whole.

John Metcalf has been a director of ours since June 2004. From November 2002 until his retirement in July 2010, Mr. Metcalf was a chief financial officer (“CFO”) partner with Tatum LLC, the largest executive services and consulting firm in the United States. Mr. Metcalf has 18 years’ experience as a CFO. Since August 2011, Mr. Metcalf has served on the board of directors and has been chairman of the audit, compensation, and nominating committees of Trellis Earth Products, Inc. From July 2006 to September 2007, Mr. Metcalf served as CFO for Electro Scientific Industries, Inc. (“ESI”), a provider of high-technology manufacturing equipment to the global electronics market. From June 2004 to July 2006, Mr. Metcalf served as CFO for Siltronic AG. From June 2007 until July 2011, Mr. Metcalf served on the board of directors and was chairman of the audit committee of EnergyConnect Group, Inc. (formerly Microfield Group, Inc.), a publicly traded company that was acquired by Johnson Controls, Inc. in July 2011. Among other qualifications, Mr. Metcalf has extensive experience in the semiconductor industry, an in-depth understanding of generally accepted accounting principles, financial statements and SEC reporting requirements, and satisfies the audit committee requirement for financial expertise.

David Sorrells has been our chief technical officer since September 1996 and has been a director of ours since January 1997. Mr. Sorrells is one of the leading inventors of our core technologies. From June 1990 to September 1996, Mr. Sorrells served as our engineering manager. He holds 201 United States patents. Among other qualifications, Mr. Sorrells has an in-depth understanding of our technologies and their relevance to target markets.

Robert Sterne has been a director of ours since September 2006 and also served as a director of ours from February 2000 to June 2003. Since 1978, Mr. Sterne has been a partner of the law firm of Sterne, Kessler, Goldstein & Fox PLLC, specializing in patent and other intellectual property law. Mr. Sterne provides legal services to us as one of our patent and intellectual property attorneys. Among other qualifications, Mr. Sterne has an in-depth knowledge of our intellectual property portfolio and patent strategies and is considered a leader in best practices and board responsibilities concerning intellectual property.

Nam Suh has been a director of ours since December 2003. Mr. Suh served as the president of Korea Advanced Institute of Science and Technology, the prestigious university in Korea, from July 2006 to March 2013. In 2008, he retired from the Massachusetts Institute of Technology (“MIT”) where he had been a member of the faculty since 1970. At MIT, Mr. Suh held many positions including director of the MIT Laboratory for Manufacturing and Productivity, head of the department of Mechanical Engineering, director of the MIT Manufacturing Institute, and director of the Park Center for Complex Systems. In 1984, Mr. Suh was appointed the assistant director for Engineering of the National Science Foundation by President Ronald Reagan and confirmed by the U.S. Senate. From 2005 to 2009, Mr. Suh served on the board of directors of Integrated Device Technology, Inc., a Nasdaq-listed company that develops mixed signal semiconductor solutions, and, from 2004 to 2007, he served on the board of directors of Therma-Wave, Inc., a Nasdaq-listed company that manufactures process control metrology systems for use in semiconductor manufacturing. Mr. Suh is a widely published author of approximately 300 articles and seven books on topics related to tribology, manufacturing, plastics and design. Mr. Suh has more than 60 United States patents and many foreign patents, some of which relate to plastics, polymers and design. His most recent major inventions and patents include OLEV (On-Line Electric Vehicle) and MH (Mobile Harbor). One of his inventions was selected as one of the 50 most promising new inventions of 2010 by TIME magazine. He is the recipient of eight honorary doctorates from various universities on four continents. Mr. Suh has a relevant professional network in the Korean community as well as relevant experience with Korean culture and commerce. He was the President of the ABEEK (Accreditation Board of Engineering Education of Korea), a member of the President's Committee on Science and Technology, and Chairman of the Commission for Discovery of New Economic Growth. He is a member of trustees and advisory boards of three universities. Among other qualifications, Mr. Suh has significant experience with technology innovation and the process of new product introduction.

Papken der Torossian has been a director of ours since June 2003. Mr. der Torossian has extensive experience as chairman and chief executive of a number of semiconductor and technology-based companies. Mr. der Torossian was chief executive officer of SVGI from 1986 until 2001. Prior to his joining SVGI, he was president and chief executive officer of ECS Microsystems, a communications and PC company that was acquired by Ampex Corporation where he stayed on as a manager for a year. From 1976 to 1981, Mr. der Torossian was president of the Santa Cruz Division of Plantronics where he also served as vice president of the Telephone Products Group. Previous to that he spent four years at Spectra-Physics, Inc. and twelve years with Hewlett-Packard in a variety of management positions. Mr. der Torossian has served as director on a number of private company boards including executive chairman of Vistec Semiconductor Systems Group, one of the portfolio companies of Golden Gate Capital, a private equity firm where Mr. der Torossian serves as advisor for semiconductor related activities. Since August 2007, Mr. der Torossian has served as a director and a member of the compensation committee and nominating and governance committees of Atmel Corporation, a publicly traded company. From March 2003 until May 2007, Mr. der Torossian served as chairman of the board of directors of Therma-Wave, Inc., a Nasdaq-listed company. Among other qualifications, Mr. der Torossian has a relevant network in the technology community as well as relevant operating experience with small, high growth companies.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES.

CORPORATE GOVERNANCE

We maintain corporate governance policies and practices that reflect what the Board believes are “best practices.” A copy of our Corporate Governance Guidelines is available upon request to our Secretary, or may be viewed or downloaded from our website at http://www.parkervision.com.

Leadership Structure

The decision as to who should serve as Chairman of the Board, who should serve as Chief Executive Officer, and whether those offices should be combined or separate, is the responsibility of our Board. The members of our Board possess considerable experiences and unique knowledge of the challenges and opportunities we face, and are in the best position to evaluate our needs and how best to organize the capabilities of the directors and senior officers to meet those needs. Our Board does not believe that our size or the complexity of our operations warrants a separation of the Chairman of the Board and Chief Executive Officer functions. Furthermore, our Board believes that combining the roles of Chief Executive Officer and Chairman of the Board promotes leadership and direction for the Board and for executive management, as well as allowing for a single, clear focus for the chain of command.

Accordingly, the Board believes that the most effective leadership structure for us at this time is for Mr. Parker to serve as both Chairman of the Board and Chief Executive Officer. Mr. Parker is one of our founders and has been our Chairman of the Board and our Chief Executive Officer since our inception in August 1989. The Board believes that he is uniquely qualified through his experience and expertise to be the person who generally sets the agenda for, and leads discussions of, issues relating to the implementation of our strategic plan. Mr. Parker’s leadership, in both his Chairman of the Board and Chief Executive Officer roles, continues to ensure that we remain dedicated to and focused on both our short and long-term objectives. While the Board does not have a lead independent director, the independent directors meet in executive session regularly without the presence of management.

Independence of Directors

Our common stock is listed on the Nasdaq Capital Market of The Nasdaq Stock Market, LLC (“Nasdaq”), and we follow the rules of Nasdaq in determining if a director is independent. The Board consults with our counsel to ensure that the Board’s determinations are consistent with the rules of Nasdaq and all relevant securities laws and regulations regarding the independence of directors. Consistent with these considerations, the Board affirmatively has determined that William Hightower, John Metcalf, Robert Sterne, Nam Suh, and Papken der Torossian are our independent directors. The other directors are not considered independent due to their current employment by us.

Risk Management and Board Oversight

The Board as a whole works with our management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically reports to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Each committee of the Board is responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements. In evaluating risk, the Board and its committees consider whether our programs adequately identify material risks in a timely manner and implement appropriately responsive risk management strategies throughout the organization. The audit committee focuses on assessing and mitigating financial risk, including internal controls, and receives at least quarterly reports from management on identified risk areas. In setting compensation, the compensation committee strives to create incentives that encourage behavior consistent with our business strategy, without encouraging undue risk-taking. The nominating and corporate governance committee considers areas of potential risk within corporate governance and compliance, such as management succession. Each of the committees reports regularly to the Board as a whole as to their findings with respect to the risks they are charged with assessing.

Board Meetings and Committees

During the fiscal year ended December 31, 2012, our Board met eight times and acted by unanimous consent four times. All of our directors attended 75% or more of the aggregate number of meetings of the Board and committees on which they served. The directors are strongly encouraged to attend meetings of shareholders. At the annual 2012 meeting of shareholders, all of our directors attended.

The Board has three separately standing committees: the audit committee, the compensation committee and the nominating and corporate governance committee. Each committee is composed entirely of independent directors as determined in accordance with the rules of Nasdaq for such committee. In addition, each committee has a written charter, a copy of which is available free of charge on our website at http://www.parkervision.com.

Audit Committee

John Metcalf (Chair), William Hightower and Papken der Torossian are the current members of our audit committee. The audit committee met six times in 2012 and acted by unanimous consent two times. The functions of the audit committee include oversight of the integrity of our financial statements, our compliance with legal and regulatory requirements, and the performance, qualifications and independence of our independent auditors. The audit committee also reviews and recommends to the board of directors whether or not to approve transactions between us and an officer or director outside the ordinary course of business. The purpose and responsibilities of our audit committee are set forth in full in the committee’s charter. The report of the audit committee is included on page 24 of this proxy statement.

Audit Committee Financial Expert

The Board has determined that John Metcalf is an audit committee financial expert within the meaning of the rules and regulations of the SEC and is independent as determined in accordance with the rules of Nasdaq for audit committee members. In addition, we must certify to Nasdaq that the audit committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s “financial sophistication.”  Our board has determined that Mr. Metcalf’s qualifications also satisfy Nasdaq’s definition of financial sophistication.

Compensation Committee

Papken der Torossian (Chair), John Metcalf and Nam Suh are the current members of our compensation committee. Mr. Metcalf joined the compensation committee in March 2013. During 2012, the members of the compensation committee were Papken der Torossian (Chair), William Hightower, and Nam Suh. The compensation committee met nine times in 2012 and acted by unanimous consent nine times. The functions of the compensation committee include oversight of the development, implementation and effectiveness of our compensation philosophy, policies and strategies and oversight of the regulatory compliance and reporting requirements with respect to compensation and related matters. Our compensation committee has overall responsibility for evaluating and approving our executive officer incentive compensation, benefit, severance, equity-based and other compensation plans, policies and programs. The compensation committee is responsible for discussing and reviewing with management the compensation discussion and analysis that we include in our filings with the SEC. The purpose and responsibilities of our compensation committee are set forth in full in the committee’s charter. A description of the compensation committee’s processes and procedures, including the roles of our executive officers and compensation consultants in the compensation committee’s decision-making process, and the report of the compensation committee are set forth in the section “Executive Officer Compensation” on page 26 of this proxy statement.

Compensation Committee Interlocks and Insider Participation

The members of our compensation committee are all independent directors as determined in accordance with the rules of Nasdaq. During the fiscal year ended December 31, 2012, the members of our compensation committee were Messrs. Papken der Torossian, William Hightower, and Nam Suh. No member of our compensation committee is or has been an executive officer or employee of ours or had any relationship with us requiring disclosure as a related party transaction under Item 404 of Regulation S-K, except that Mr. Hightower served as our President from September 2003 to November 2004. None of our executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, an executive officer of which served as one of our directors or a member of our compensation committee.

Nominating and Corporate Governance Committee

William Hightower (Chair), Robert Sterne and Nam Suh are the current members of our nominating and corporate governance committee. Mr. Hightower joined the nominating and corporate governance committee in March 2013. During 2012, John Metcalf (Chair), Robert Sterne and Nam Suh were the members of our nominating and corporate governance committee. The nominating and corporate governance committee held no meetings in 2012 and acted once by unanimous consent. The functions of the nominating and corporate governance committee include identification and recommendation of director nominees qualified to serve on the Board and recommendation to the Board of corporate governance guidelines for our company. The purpose and responsibilities of our nominating and corporate governance committee are set forth in full in the committee’s charter.

Director Nomination Process

The nominating and corporate governance committee considers persons identified by its members, management, shareholders, potential investors, investment bankers and others with the objective of having a Board with diverse perspectives and skills. The committee does not distinguish among nominees recommended by shareholders and other persons. Each individual is evaluated in the context of the Board as a whole, with the objective of recommending a group of persons that can best implement our business plan, perpetuate our business and represent shareholder interests.

The nominating and corporate governance committee is responsible for assessing the appropriate balance of skills and characteristics required of Board members. Nominees for director are selected on the basis of, among other things, experience, integrity, ability to make independent analytical inquiries, understanding of our business environment and willingness and ability to devote adequate time to Board duties. Nominees for director are assessed based on the needs of the Board at that point in time and with an objective of ensuring diversity in background, experience and viewpoints of Board members. Though the committee does not have specific guidelines on diversity, it is one of many criteria considered by the Board when evaluating candidates.

Shareholders and others wishing to suggest candidates to the nominating committee for consideration as directors must submit written notice to the Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256, who will provide it to the nominating committee. We also have a method by which shareholders may nominate persons as directors, which is described in the section “Shareholder Proposals and Nominations” on page 48 of this proxy statement. We did not receive any recommendations or nominations from shareholders for this Annual Meeting.

Code of Ethics

The Board has adopted a code of ethics that is designed to deter wrongdoing and to promote ethical conduct and full, fair, accurate, timely and understandable reports that we file or submit to the SEC and others. A copy of the code of ethics may be found on our website at www.parkervision.com.

Shareholder Communications

Shareholders may contact the Board or individual members of the Board by writing to them in care of the Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256. The Corporate Secretary will forward all correspondence received to the Board or the applicable director from time to time. This procedure was approved by our independent directors.

Compensation of Outside Directors

Director Compensation Arrangements

The compensation committee is responsible for establishing outside directors’ compensation. Our directors do not receive any per meeting fees. Each of our non-employee directors receives a $25,000 annual cash retainer. Our non-employee directors that serve on one or more board committees receive additional annual cash retainers as follows: $7,500 for audit committee members, $15,000 for the audit committee chair, $5,000 for compensation committee members, $10,000 for the compensation committee chair, $2,500 for nominating and corporate governance committee members, and $5,000 for the nominating and corporate governance committee chair. Committee fees are structured in such a way as to provide distinction between compensation for committee members and chairpersons and between the responsibilities of the various committees. The annual board and committee retainers are paid in quarterly installments at the end of each fiscal quarter. We reimburse our non-employee directors for their reasonable expenses incurred in attending meetings. In addition, we encourage board participation in relevant educational programs and we reimburse our board members for all or a portion of costs, including travel, for these purposes.

Any non-employee director who is initially elected or appointed to the Board receives an equity award of 40,000 nonqualified share options on the 15th day following their initial election or appointment to the Board. There were no new directors elected or appointed in 2012.

Our non-employee directors’ compensation plan also provides for annual equity awards for our non-employee directors. Historically, this annual equity award consisted of 5,000 share options and 2,500 RSUs granted on the 15th day of the first month following the director’s election at the annual shareholders meeting. These awards vest one year following the grant date and, in the case of the share options, expire seven years following the grant date.

In 2012, the compensation committee, with the assistance of Frederic W. Cook & Co., Inc., performed an analysis of non-employee director equity-based holdings. This analysis, which included benchmarking against the Wireless Peer Group (as defined in the section “Executive Officer Compensation” on page 27 of this proxy statement), indicated that the level of annual awards and overall equity-based holdings for our non-employee directors fell significantly below the Wireless Peer Group average. In 2012, the committee recommended, and the Board approved, an additional one-time equity award in the form of 185,000 nonqualified stock options to each of our non-employee directors in lieu of the standard annual non-employee director equity awards. These options were granted on July 16, 2012, with an exercise price equal to market of $2.83 per share. The options vest over eight equal quarterly installments beginning October 15, 2012 and expire July 16, 2019. In the event a director resigns or is removed from the board for cause, prior to the vesting date, any unvested equity awards will be forfeited.

Director Compensation Table

The following table summarizes the compensation of our non-employee directors for the year ended December 31, 2012. Directors who are employees do not receive separate compensation for their service as a director.

Name	Fees Paid in Cash ($)	Stock Awards ($)	Option Awards 1 ($)	Total ($)
(a)	(b)	(c)	(d)	(e)
Papken der Torossian	$42,500	$0	$405,759	$448,259
William Hightower	37,500	0	405,759	443,259
John Metcalf	45,000	0	405,759	450,759
Robert Sterne	27,500	0	405,759	433,259
Nam Suh	32,500	0	405,759	438,259

1
The amount reported in column (d) above represents the full grant date fair value related to the 2012 award of 185,000 share options, as recognized under ASC 718, excluding forfeiture estimates. Refer to Note 8 of the financial statements included in Item 8 of our Annual Report for the assumptions made in the valuation of stock awards.

As of December 31, 2012, the number of options outstanding for each of our non-employee directors was as follows:

Name	Number of securities underlying outstanding options
	(#) Exercisable	(#) Unexercisable 1
Papken Der Torossian	271,218	161,875
William Hightower	164,618	161,875
John Metcalf	187,618	161,875
Robert Sterne	173,718	161,875
Nam Suh	199,288	161,875

1	The unexercisable portion will vest in seven equal quarterly increments from January 15, 2013 through July 15, 2014.

PROPOSAL 2:  AMENDMENTS TO OUR ARTICLES OF INCORPORATION

In the following proposals, you are being asked to approve amendments to our articles of incorporation (i) to divide our directors into three classes with staggered terms of office (the “Classification Amendment”) and (ii) to provide that directors may only be removed for cause (the “Removal Amendment”). Our Board proposed each amendment for submission to our shareholders and recommends that shareholders approve each amendment.

Proposal 2.A: Classification Amendment

Description of Proposal

Our shareholders currently elect directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified. If our shareholders approve the Classification Amendment, however, upon filing of articles of amendment to our articles of incorporation with the Department of State of the State of Florida, our directors will be divided into three classes, designated as Class I, Class II and Class III, with as nearly equal a number of directors in each as possible. Only one class of directors will be elected at each ensuing annual meeting. Initially, the Class I directors will hold office until the 2016 annual meeting, the Class II directors until the 2015 annual meeting and the Class III directors until the 2014 annual meeting, and, in each case, until their respective successors have been elected and qualified. Thereafter, each class of directors will hold office until the third successive annual meeting after their election and until their respective successors have been elected and qualified. As a result of the Classification Amendment, approximately one-third of our directors will be elected each year and (after the initial phase-in period) our directors will serve for three-year terms. Any vacancies may be filled by the Board, in the manner provided in our bylaws.

If the Board’s nominees for director are elected at the Annual Meeting, they will serve in the following classes:

Class	Expiration of Initial Term	Directors
Class I	2016 Annual Meeting	Jeffrey Parker Nam Suh William Hightower

Class II	2015 Annual Meeting	David Sorrells Papken der Torossian

Class III	2014 Annual Meeting	Robert Sterne John Metcalf

The classification of the board is consistent with Florida law. Under the Florida Business Corporation Act, the directors of any corporation, by the articles of incorporation or by an initial bylaw, or by a bylaw adopted by a vote of the shareholders, may be divided into one, two, or three classes with the number of directors in each class being as nearly equal as possible. The classification of the board is also consistent with the rules of Nasdaq.

If this proposal is not approved, the directors will not be divided into classes and all of the directors will continue to be elected at each ensuing annual meeting. Directors will hold office until the next ensuing annual meeting and until their respective successors have been elected and qualified.

The aforementioned is a summary of the material terms of the Classification Amendment. This summary is qualified in its entirety by reference to the complete text of the amendment, which is set forth in Article Fourth of the articles of amendment to our articles of incorporation attached to this proxy statement as Annex A. Shareholders are urged to read the actual text of the amendment in its entirety. The text of the articles of amendment to our articles of incorporation is set forth as it will appear if the Classification Amendment and the Removal Amendment are both approved. The text is subject to modification to delete the Removal Amendment if such amendment is not approved and to include such changes as may be required by the office of the Department of State of the State of Florida and as the Board deems necessary and advisable to effect the division of the directors into classes.

Reasons for the Classification Amendment

The Board believes a classified board will be beneficial to our company and has proposed the Classification Amendment in order to promote orderly succession and turnover among the directors, ensure continuity and stability in leadership and realize the benefits of institutional knowledge. The Board believes a classified board permits more effective long-term strategic planning and promotes the creation of long-term value for our shareholders. While management has not experienced any problems with continuity in the past, it wishes to ensure that this experience will continue and believes that the classified board will promote continuity because only approximately one-third of the directors will be subject to election each year.

A classified board would significantly extend the time required to make any change in control of the Board. Presently, a change in control of the Board can be made by a shareholder or shareholders at a single annual meeting. Under the proposed Classification Amendment, it will take at least two annual meetings for such shareholders to make a change in control of the Board, except in the event of vacancies resulting from resignation, removal or other reasons, because only a minority of the directors will be elected at each meeting. A classified board would also guarantee that approximately two-thirds of the directors at any one time would have at least one year's experience as directors of our company.

We adopted a shareholder rights plan in November 2005. For as long as our shareholder rights plan remains in place, the incremental effect of a classified board on the decision of a bidder to engage in an unsolicited attempt to obtain control of us through the acquisition of our securities may not be substantial. On the other hand, a classified board is likely to discourage shareholders from conducting a proxy fight to gain control of our Board in situations where our shareholder rights plan may not do so and, in addition, the classified board will continue in effect should our shareholder rights plan terminate, unless removed by a subsequent amendment to our articles of incorporation.

Subject to the foregoing, a classified board, like our shareholder rights plan, will make it more difficult for a shareholder or shareholders to acquire control of us, even if other shareholders believe such a change would be desirable. Because of the additional time required to change control of the Board, a classified board will also tend to perpetuate incumbent management. A classified board will increase the amount of time required for a takeover bidder to obtain control of us without the cooperation of the Board, even if, despite the existence of our shareholder rights plan or after such plan terminates or expires, the bidder were to acquire a majority of our outstanding stock. Accordingly, a classified board, like our shareholder rights plan, will tend to discourage certain mergers, proxy fights and tender offers, perhaps including some offers that shareholders might deem to be in their best interest. As a result, shareholders may be deprived of opportunities to sell some or all of their shares in a tender offer. Tender offers for control usually involve a purchase price higher than the current market price and may involve a bidding contest between competing takeover bidders. A classified board, like our shareholder rights plan, could also discourage open market purchases by a potential takeover bidder. Such purchases could temporarily increase the market value of our common stock, enabling shareholders to sell their shares at a price higher than that which would otherwise prevail. In addition, a classified board, like our shareholder rights plan, could decrease the market price of our common stock by making the stock less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops.

The proposal to approve the Classification Amendment (and the Removal Amendment described below) is not in response to any effort of which we are aware to obtain control of us. Although the Board has no current intention to adopt or submit for shareholder approval other measures that could have the effect of discouraging unsolicited takeover attempts, it could do so in the future. Furthermore, we currently have in place certain such measures. Our shareholder rights plan referenced above and certain existing provisions of Florida law and of our articles of incorporation and bylaws could make our acquisition by a third party, a change in our incumbent management, or a similar change of control more difficult. For example, Florida law includes “control share” and “affiliated transaction” provisions, our articles of incorporation provide for “blank check” preferred stock and our bylaws include advance notice provisions for shareholder proposals and director nominations. These provisions, like the classified board and the requirement that directors may only be removed for cause, may tend to discourage certain mergers, proxy fights and tender offers and may tend to perpetuate incumbent management.

Procedure for Effecting Classification Amendment

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the Classification Amendment. Abstentions are counted as “votes cast” with respect to the proposals and, therefore have the same effect as a vote against the proposals.  Shares deemed present at the Annual Meeting but not entitled to vote because of either shareholder withholding or broker non-vote are not deemed “votes cast” with respect to the proposals, and therefore will have no effect on the vote.  Neither Florida law, our articles of incorporation, nor our bylaws provides for appraisal or other similar rights for dissenting shareholders in connection with the Classification Amendment. Accordingly, shareholders will have no right to dissent and obtain payment for their shares.

The adoption of the Classification Amendment is not contingent upon the approval of any other proposal at the Annual Meeting, including the Removal Amendment.

If the Classification Amendment is approved, articles of amendment to our articles of incorporation that include the  Classification Amendment will be filed with Department of State of the State of Florida promptly after the Annual Meeting and will be effective on the date of filing.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO DIVIDE OUR DIRECTORS INTO CLASSES WITH STAGGERED TERMS OF OFFICE.

Proposal 2.B: Removal Amendment

Description of the Proposal

Our shareholders currently may remove one or more of our directors with or without cause. If our shareholders approve the Removal Amendment, however, upon filing of articles of amendment to our articles of incorporation with the Department of State of the State of Florida, our shareholders will be able to remove our directors only for cause, by a vote of the holders of a majority of the shares cast that are entitled to vote at an election of directors.

Requiring that directors may be removed only for cause is consistent with Florida law. Under the Florida Business Corporation Act, shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. Requiring that directors may be removed only for cause is also consistent with the rules of Nasdaq.

The aforementioned is a summary of the material terms of the Removal Amendment. This summary is qualified in its entirety by reference to the complete text of the amendment, which is set forth in Article Fourth of the articles of amendment to our articles of incorporation attached to this proxy statement as Annex A. Shareholders are urged to read the actual text of the amendment in its entirety. The text of the articles of amendment to our articles of incorporation is set forth as it will appear if the Classification Amendment and the Removal Amendment are both approved. The text is subject to modification to delete the Classification Amendment if such amendment is not approved and to include such changes as may be required by the office of the Department of State of the State of Florida and as the Board deems necessary and advisable to effect the division of the directors into classes.

Reasons for the Removal Amendment

Requiring that directors may be removed only for cause prevents a shareholder or group of shareholders from circumventing the protections provided by the classified board. In fact, the corporate laws of certain other states, such as Delaware, recognize the complementary nature of these two provisions and provide by default that directors of corporations with classified boards may be removed only for cause.

If both the Classification Amendment and the Removal Amendment are approved, the likely effect is that a shareholder or group of shareholders would need at least two annual meetings to change the majority control of the Board. As described above, because of the additional time required to change control of the Board, these provisions, taken together, will tend to perpetuate present management and will tend to discourage certain tender offers, which may not be in the best interests of all shareholders. These provisions also will make it more difficult for the shareholders to change the composition of the Board, even if the shareholders believe such a change would be desirable.

Procedure for Effecting Removal Amendment

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the Removal Amendment. Abstentions are counted as “votes cast” with respect to the proposal and, therefore have the same effect as a vote against the proposal. Shares deemed present at the Annual Meeting but not entitled to vote because of either shareholder withholding or broker non-vote are not deemed “votes cast” with respect to the proposal, and therefore will have no effect on the vote.  Neither Florida law, our articles of incorporation, nor our bylaws provides for appraisal or other similar rights for dissenting shareholders in connection with the Removal Amendment. Accordingly, shareholders will have no right to dissent and obtain payment for their shares.

The adoption of the Removal Amendment is not contingent upon the approval of any other proposal at the Annual Meeting, including the Classification Amendment.

If the Removal Amendment is approved, articles of amendment to our articles of incorporation that include the Removal Amendment will be filed with Department of State of the State of Florida promptly after the Annual Meeting and will be effective on the date of filing.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION TO PROVIDE THAT DIRECTORS MAY BE REMOVED ONLY FOR CAUSE.

PROPOSAL 3: APPROVAL OF THE PARKERVISION PERFORMANCE BONUS PLAN

Background

Our Board has approved the ParkerVision, Inc. Performance Bonus Plan (the “Plan”) and directed that it be submitted to our shareholders for approval at the Annual Meeting. The Plan is effective as of January 1, 2013, provided that the Plan will terminate and no payment will be made with respect to any award unless the Plan is approved by our shareholders.

The Plan is structured to satisfy the requirement for performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and related IRS regulations and thus preserve the Company’s ability to deduct the compensation awarded under the Plan.  Code Section 162(m) generally disallows a tax deduction to public corporations for compensation over $1 million paid for any fiscal year to certain “covered employees.” Each of our named executive officers is currently a covered employee. Section 162(m) exempts qualifying performance-based compensation from the deduction limit, however, if certain requirements are met.

In order for awards under the Plan to be eligible to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, the material terms of the performance goals under which compensation may be paid must be disclosed to and approved by the Company’s stockholders every five years. The material terms include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goals are based and (iii) the maximum amount of compensation that can be paid to any employee under the performance goals. Each of these aspects is discussed below, and approval of the Plan will constitute approval of the material terms of the performance goals.

As of the date of this proxy statement, no participants have been identified, no bonus pools or performance goals have been established, no awards have been granted and no allocations of benefits otherwise have been made in respect of our executive officers or any other group.

The principal features of the Plan are summarized below, but the summary is qualified in its entirety by reference to the Plan, which is attached to this proxy statement as Annex B.

Description of the Plan

Administration

Our compensation committee, all of whose members are “outside directors,” as required under Section 162(m) of the Code, will have the duty to administer the Plan, including to grant awards and to establish the bonus pool, the performance goals for the performance period and the target award for each participant in the Plan, as described below. The compensation committee will have the power to interpret the Plan, to adopt rules for the administration, interpretation and application of the Plan as are consistent with the Plan, and to interpret, amend or revoke any such rules. Our Board has the authority to exercise the rights and duties of the compensation committee under the Plan except with respect to matters which Section 162(m) of the Code requires to be determined in the sole and absolute discretion of the compensation committee.

Eligibility

All of our employees (including our executive officers) are eligible to be selected by our compensation committee to participate in the Plan. We had approximately 50 employees as of the date of this proxy statement.

Plan Operation

Under the Plan, our compensation committee may grant awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code. Awards granted under the Plan are payable upon achievement of performance goals for the performance period as established by the compensation committee. The performance period for awards, unless otherwise indicated by the compensation committee, will be our fiscal year, but may be any period over which attainment of the performance goals is measured.

Within the earlier of the first ninety (90) days of a performance period or the first twenty-five percent (25%) of the performance period, our compensation committee will designate or approve the following:

•	the participants;

•	the maximum total award, or bonus pool, that may be paid upon achievement of the performance goals (determined based on an formula established by the compensation committee);

•	performance goals applicable to the performance periods (the compensation committee may specify different performance goals for each award);

•	the maximum target award for each participant (which amount may be stated as a specific dollar amount or a specified percentage of the bonus pool as determined the compensation committee).

Performance Goals

The performance goals, the achievement of which must be substantially uncertain at the time they are established, are set by our compensation committee based on one or more of the following criteria:

•	revenue;

•	cash flow;

•	earnings or earnings per share (including earnings before any one or more of the following (i) interest, (ii) taxes, (iii) depreciation, (iv) amortization, or (v) share based compensation);

•	price per share;

•	completion of settlements related to, money judgments, verdicts or awards related to and/or licensing arrangements for, our intellectual property; and

•	completion of acquisitions, dispositions or partnerships or other corporate transactions.

Depending on the performance criteria used to establish the performance goals, the performance goals may be measured in absolute terms, or as compared to an incremental increase, or as compared to the results of a peer group or market performance indicators or indices. The performance goals may include a threshold level of performance below which no bonus pool shall be calculated and no award will be paid. The performance goals may also include a maximum level of performance above which no additional award amount will be paid.

Adjustments

At the time of grant, the compensation committee may specify one or more objectively determinable adjustments that may be made to one or more of the performance goals. The adjustments may include one or more of the following:

•	items that are extraordinary or unusual in nature or infrequent in occurrence, including one-time or non-recurring items;

•	the effect of changes in tax laws, accounting standards or principles, or other laws or regulatory rules affecting reporting results;

•	any reorganization and restructuring programs;

•	acquisitions or divestitures; and

•	any other items of significant income or expense which are determined to be appropriate adjustments.

For any award granted pursuant to the Plan, the compensation committee may retain the discretion to reduce (but not increase) the amount otherwise payable (including a reduction to zero) to take into account the recommendation of the chief executive officer and such additional factors, if any, that the committee may deem relevant to the assessment of individual or corporate performance for the performance period. Our compensation committee or Board may not make adjustments to the extent such adjustments would cause the award to fail to constitute qualified performance-based compensation under Section 162(m) of the Code.

Annual Award Limit

The maximum aggregate amount that may be paid under all awards granted under the Plan to a participant during any fiscal year may not exceed the greater of $2,000,000 or 15% of the bonus pool.

Payment of Awards; Form of Payment

Following completion of each performance period, the compensation committee will certify, in writing, whether the performance goals for the performance period were satisfied. The committee shall then determine, in accordance with the prescribed formula, the amount of the bonus pool and/or the amount of each participant’s award. Unless otherwise determined by the compensation committee in its sole discretion at the time of certification, awards will be paid in cash, less required withholding, within two and one half months following the compensation committee’s certification.

Termination of Employment

If a participant’s employment with us is terminated by reason of death or disability prior to the payment of an award, the participant or his beneficiary will be paid the award that would otherwise be payable if the participant remained employed through the date the awards are paid. If we terminate a participant without cause (as defined in the Plan, unless otherwise defined in an employment agreement between us and the participant) or a participant resigns his or her employment for “good reason” pursuant to such employment agreement, prior to the payment of an award, the participant will be paid the award on a pro-rated basis, unless otherwise specified in such employment agreement. Except as specifically provided, no award shall be paid to a participant who is not actively employed by us on the date an award is to be paid.

Change in Control

If a change in control (as defined in the Plan) occurs during a performance period, awards under the plan will be calculated based on the achievement of performance goals on or prior to the date of the change in control and awards will be paid within two and one half months of the date the compensation committee certifies that the performance goals have been achieved.

Forfeiture and Claw-Back Provisions

Awards under the Plan shall be subject to any claw-back provisions provided for in an employment agreement with the participant.  For participants who are not a party to an employment agreement that includes claw-back provisions, the compensation committee may provide that any award paid under the Plan shall be subject to any claw-back policy implemented by us, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy.

Amendment and Termination

Our compensation committee or Board may amend, suspend or terminate the Plan at any time in whole or in part. An amendment will be subject to approval of our shareholders only if such approval is necessary to maintain the Plan in compliance with Section 162(m) of the Code. No amendment may adversely affect the rights of a participant to an award allocated prior to such amendment, suspension or termination.

Tax Withholding

We have the right to withhold from any award, any federal, state and local income and/or payroll taxes required by law to be withheld and to take such other action as the compensation committee may deem advisable to enable us and the participant to satisfy obligations for the payment of withholding taxes and other tax obligations relating to an award.

Effective Date

The Plan is effective as of January 1, 2013, provided that the Plan will terminate and no payment will be made with respect to any award unless the Plan is approved by our shareholders at the Annual Meeting. The Plan will be subject to reapproval by our shareholders within five years following the initial approval and each reapproval of the Plan. If the Plan is not reapproved, no further awards may be granted under the plan and any outstanding awards will be paid in accordance with the terms and conditions of the Plan and such award.

Non-Exclusivity

Nothing contained in the Plan prevents our Board from adopting other or additional compensation arrangements that provide for bonuses or other forms of compensation for our employees regardless of shareholders’ approval of the Plan. Such other arrangements may or may not qualify for deductibility under Section 162(m) of the Code and may be either applicable only for specific executives or employees or may be generally applicable. No employee of ours has a guaranteed right to any discretionary bonus as a substitute for a target award if performance goals are not met or our shareholders fail to approve or reapprove the Plan.

Federal Income Tax Consequences

A participant who has been granted an award will realize taxable income at the time of the award is paid.  An employee will be subject to withholding for federal, and generally for state and local, income taxes at the time the participant recognizes income with respect to the award.

The Plan has been designed to comply with Section 162(m) of the Code so that the award payments will qualify under the “performance-based compensation” rules and the Company will be entitled to a federal income tax deduction for awards paid under the Plan.  However, because of the fact-based nature of the performance-based compensation” exception under Section 162(m) and the limited availability of binding guidance thereunder, the Company cannot guarantee that the awards under the Plan will qualify for exemption under Section 162(m).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE PARKERVISION PERFORMANCE BONUS PLAN FOR EMPLOYEES.

PROPOSAL 4: RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

The audit committee has appointed PricewaterhouseCoopers LLP as our independent registered certified public accounting firm to audit our financial statements for the year ending December 31, 2013. The Board recommends ratification of the audit committee’s selection of PricewaterhouseCoopers LLP.

The selection of PricewaterhouseCoopers LLP as our independent registered certified public accounting firm is not required to be submitted to a vote of our shareholders for ratification; however, we are submitting the selection to our shareholders for ratification as a matter of good corporate practice and in order to provide a method by which shareholders may communicate their opinion to the audit committee. The Sarbanes-Oxley Act of 2002 requires that the audit committee be directly responsible for the appointment, compensation and oversight of our independent registered certified public accounting firm. If our shareholders fail to vote on an advisory basis in favor of the selection, the audit committee will reconsider whether to retain PricewaterhouseCoopers LLP, and may retain that firm or another firm without re-submitting the matter to our shareholders. Even if our shareholders ratify the appointment, the audit committee may, in its discretion, direct the appointment of a different independent registered certified public accounting firm at any time during the year if it determines that such a change would be in our best interests and the interests of our shareholders.

PricewaterhouseCoopers LLP was also our independent registered certified public accounting firm for the fiscal year ending December 31, 2012. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting with an opportunity to make a statement if they desire to do so and is expected to be available to respond to appropriate questions.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM.

Audit and Accounting Related Fees

The firm of PricewaterhouseCoopers LLP acts as our principal accountants. The following is a summary of fees paid to the principal accountants for services rendered.

Audit Fees. For the years ended December 31, 2011 and December 31, 2012, the aggregate fees billed for professional services rendered for the audit of our annual financial statements, the review of our financial statements included in our quarterly reports, and services provided in connection with statutory and regulatory filings and engagements were approximately $368,000 and, $503,000 respectively.

Audit Related Fees. For the years ended December 31, 2011 and December 31, 2012, there were no fees billed for professional services by our principal accountants for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements and were not reported in the preceding paragraph.

Tax Fees. For the years ended December 31, 2011 and December 31, 2012, there were no fees billed for professional services rendered by our principal accountants for tax compliance, tax advice or tax planning.

All Other Fees. For the years ended December 31, 2011 and December 31, 2012, there were no fees billed for other professional services by our principal accountants.

All the services discussed above were approved in advance by our audit committee. The audit committee pre-approves all of the services to be provided by our principal accountants, including the scope of the annual audit and non-audit services to be performed by the principal accountants and the principal accountants’ audit and non-audit fees.

AUDIT COMMITTEE REPORT

Pursuant to the charter of the audit committee originally adopted on April 25, 2003, as amended on July 31, 2006, March 5, 2012, and December 3, 2012 the audit committee’s responsibilities include, among other things:

•	annually reviewing and reassessing the adequacy of the audit committee’s formal charter;

•
reviewing and discussing our annual audited financial statements, our interim financial statements, and the adequacy of our internal controls and procedures with our management and our independent auditors;

•	reviewing the quality of our accounting principles, including significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•	appointing the independent auditor, which firm will report directly to the audit committee;

•	reviewing the independence of the independent auditors; and

•	reviewing and approving all related party transactions on an ongoing basis.

The audit committee also pre-approves the services to be provided by our independent auditors. During the period April 1, 2012 through March 15, 2013, the committee reviewed in advance the scope of the annual audit and non-audit services to be performed by the independent auditors and the independent auditors’ audit and non-audit fees and approved them.

The audit committee reviewed and discussed our audited financial statements for 2012 with management, as well as with our independent auditors. During 2012 and thereafter, the audit committee met privately at regularly scheduled meetings and held discussions with management, including the chief financial officer and our independent auditors. Management represented to the audit committee that our financial statements were prepared in accordance with generally accepted accounting principles. The audit committee also discussed and reviewed with management and the independent auditors the internal controls and procedures of the audit functions and the objectivity of the process of reporting on the financial statements. The committee discussed with management financial risk exposures relating to our company and the processes in place to monitor and control the resulting exposure, if any.

The audit committee discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, as well as various accounting issues relating to presentation of certain items in our financial statements and compliance with Section 10A of the Securities Exchange Act of 1934. The committee received the written disclosures and letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the committee concerning independence, and the committee discussed with the independent auditors the independent auditors’ independence.

Based upon the review and discussions referred to above, the audit committee recommended to the board of directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC. The committee evaluated the performance of PricewaterhouseCoopers LLP and recommended to the board of directors their re-appointment as the independent auditors for the fiscal year ending December 31, 2013.

Submitted by the Audit Committee:
John Metcalf (Chair)
William Hightower
Papken der Torossian

EXECUTIVE OFFICER COMPENSATION

Executive Officers

Name	Age	Position with the Company
Jeffrey Parker	56	Chairman of the Board and Chief Executive Officer
David Sorrells	54	Chief Technical Officer and Director
Cynthia Poehlman	46	Chief Financial Officer and Corporate Secretary
John Stuckey	42	Executive Vice President of Corporate Strategy and Business Development

Jeffrey Parker has served as our chief executive officer since our inception in August 1989 and was our president from April 1993 to June 1998. Refer to Mr. Parker’s biography set forth above in the section entitled “Proposal 1 – Election of Directors.”

David Sorrells has been our chief technical officer since September 1996. Refer to Mr. Sorrells’ biography set forth above in the section entitled “Proposal 1 – Election of Directors.”

Cynthia Poehlman has been our chief financial officer since June 2004 and our corporate secretary since August 2007. From March 1994 to June 2004, Ms. Poehlman was our controller and our chief accounting officer. Ms. Poehlman has been a certified public accountant in the state of Florida since 1989.

John Stuckey joined our company in July 2004 as the vice-president of corporate strategy and business development and was promoted to executive vice-president of corporate strategy and business development in June 2008. Prior to July 2004, Mr. Stuckey spent five years at Thomson, Inc. where he most recently served as director of business development.

Compensation Discussion and Analysis

Overview of Compensation Program

Our compensation program is designed to support our business objectives by structuring compensation packages to retain, reward, motivate, and attract employees who possess the required technical and entrepreneurial skills and talent. The overall objectives of the business are to continue innovative technological advances of our wireless technologies, achieve technical and commercial acceptance of our wireless technologies, and, in doing so, to create significant shareholder value. The compensation of our named executive officers, as defined in Item 402(a) of Regulation S-K (referred to herein as “Executives”), is designed to reward the achievement of both quantitative and qualitative performance goals, which specifically relate to the objectives of the business, both short- and long-term.

Comparative Benchmarking

In establishing our executive compensation policies, programs and awards, the compensation committee periodically reviews comparative peer group data for compensation benchmarking purposes. Historically, the peer group has been selected based on (i) companies generally in wireless communications or communications equipment industries with an emphasis on semiconductor providers in particular, (ii) companies that are similarly sized in terms of market capitalization values, and/or (iii) companies that are considered competitors of ours in either the labor or capital markets (the “Wireless Peer Group”). The Wireless Peer Group is reviewed by the compensation committee generally annually and adjusted as needed to maintain relevancy based on the business and financial metrics of the Wireless Peer Group members. Market capitalization is considered the most relevant factor in selecting peers in the Wireless Peer Group, and we include companies with a market capitalization at the time of our analysis that is generally within a range of one-half to three times our market capitalization. The Wireless Peer Group utilized for 2012 comparative benchmarking includes the following twelve companies:  Anadigics, Inc., Anaren, Inc., DSP Group, Inc., Emcore Corporation, GlobalStar, Inc., KVH Industries, Inc., MoSys, Inc., Oplink Communications, Inc., Powerwave Technologies, Inc., Superconductor Technologies, Inc., and TranSwitch Corporation. The compensation committee utilized data from the Wireless Peer Group to analyze Executive base salaries and long-term equity incentive compensation during 2012.

During 2012, the compensation committee determined that analysis of a second peer group more specifically addressing the intellectual property nature of our business would provide additional relevant comparative data. Accordingly, the compensation committee compiled a second peer group comprised of companies with a primary business in the development and licensing of intellectual property (the “Intellectual Property Peer Group”). The Intellectual Property Peer Group includes the following eight companies:  Acacia Research Corp., CEVA, Inc., Dolby Laboratories, Inc., Interdigital, Inc., MIPS Technologies, Inc., Rambus, Inc., Tessera Technologies, Inc. and Virnetx Holding Corp. Since our short-term objectives in 2012 included a strong emphasis on intellectual property matters, the compensation committee considered combined data from both the Intellectual Property Peer Group and the Wireless Peer Group to analyze Executive short-term incentive compensation.

Peer companies are selected without consideration of their executive compensation levels and/or practices. Although the compensation committee gives consideration to comparative peer data, it does not make changes to compensation levels based strictly on peer compensation. The compensation committee anticipates that it will continue to analyze data from more than one peer group in order to obtain a more comprehensive view of compensation practices.

Role of the Compensation Committee and Executive Officers in Setting Compensation

The compensation committee sets the chief executive officer’s compensation and the compensation for other executive officers after review of the recommendations of the chief executive officer, and makes recommendations to the Board with respect to the non-employee directors’ compensation.  The compensation committee also administers our 2011 Long-Term Incentive Equity Plan, our 2008 Equity Incentive Plan (Non-Named Executive), and our 2000 Performance Equity Plan and will administer, if approved, the Performance Bonus Plan.  According to its charter, the compensation committee may delegate the authority to grant equity awards, within parameters defined by the compensation committee and subject to the rules of Nasdaq.  The compensation committee has retained, from time to time, a third-party compensation consultant to assist in the review of executive and board compensation programs.

The compensation committee makes all compensation decisions for all elements of compensation for the chief executive officer and other Executives and approves recommendations regarding equity awards for all employees. The compensation committee has engaged, from time to time, Frederic W. Cook & Co., Inc. (“Cook”), an independent compensation consulting firm, to assist in the determination of certain elements of the compensation programs. Cook reports to the compensation committee, has no prior relationship with any of the Executives, and does not provide any services to us beyond its advisory engagement to the compensation committee on executive and director compensation. Cook has a wide range of experience in consulting with technology companies on executive compensation practices and plan designs. In 2012, Cook provided advice to the compensation committee with respect to long-term equity incentive compensation, short-term incentive compensation arrangements, and board compensation practices in similar organizations. We maintain no other significant direct or indirect business relationships with Cook, and no conflict of interest with respect to Cook was identified.

To aid the compensation committee in making its compensation determinations, our chief executive officer evaluates the performance of the other Executives and makes recommendations regarding their compensation to the committee for its consideration and determination. In addition the chief executive officer, chief financial officer and human resource management personnel make recommendations to the committee with regard to overall pay strategy including program designs, annual incentive plan design, and long-term incentive plan design for all employees. Human resource management provides the compensation committee with market information and relevant data analysis as requested. Executives do not determine any element or component of their own pay package or total compensation amount.

Compensation Components

There are three primary components of our compensation plans: (1) base salaries, (2) annual performance incentives, and (3) long-term incentives. These components are the same for all of our employees, scaled according to the individual’s level of business responsibility. The mix of compensation components is determined on an individual basis for each of our Executives. In determining the amount of each component, as well as the allocation between these components, the compensation committee considers a number of objective and subjective factors including the level of business responsibilities of each Executive, competitive practices among comparable companies, external market factors, changes in the business, our financial position, and the nature of the behaviors the compensation committee intends to motivate. We do not target a specific weighting of these three components or use a prescribed formula to establish pay levels. The compensation committee’s philosophy is to balance compensation between long-term and short-term compensation and cash and equity compensation, as well as to take into account the nature of the business and the role and responsibilities of each Executive.

Each component of the compensation program and the manner in which the compensation committee determines each component is discussed in detail below. In addition to these components, we provide standard employee benefits that include health benefits, life insurance, and tax-qualified savings plans to all of our employees. The only special employee benefits or perquisites provided in 2012 for our Executives include the purchase of or reimbursement for supplemental life insurance policies for the benefit of the Executives and an automotive allowance for our chief executive officer. We do not have pension or other retirement benefits or any type of nonqualified deferred compensation programs for our Executives or other employees.

Base Pay – Base salaries and related benefits are designed to provide basic economic security for our Executives and are established initially through negotiation at the time the Executive is hired and/or promoted, taking into account the Executive’s qualifications, experience, competitive salary information and overall compensation arrangements. The compensation committee’s objective is to establish base salaries at a level consistent with competitive practices in a technological, innovative and fast-moving industry in order to help retain and recruit our highly skilled workforce without placing undue emphasis on fixed compensation. The compensation committee does not provide any formulaic merit base salary increases to our Executives, but rather focuses on incentive compensation arrangements to motivate and reward the overall performance of our company and the individual Executive’s performance. Base salary adjustments are generally made only to reflect changes to the Executive’s responsibilities or in response to meaningful changes in competitive market conditions.

The current base salaries for our Executives have remained unchanged since 2008. In evaluating competitive market conditions, the compensation committee analyzes benchmark data as compared to our Wireless Peer Group annually. Based on the compensation committee’s 2012 analysis of this data, base salaries for our Executives fall at or below the average of the Wireless Peer Group, with the exception of our chief technology officer, whose base salary falls slightly above the average of the Wireless Peer Group. Based on its review of relevant data, the compensation committee did not recommend adjustments to base salaries for any of our Executives in 2012.

Annual Performance Incentives – Annual performance incentives are generally established for the purpose of linking a meaningful portion of the Executive’s pay to accomplishment of short-term objectives that are necessary for successful execution of our longer-term business plan. Short-term incentives are generally cash, but the compensation committee will, from time to time, substitute equity-based awards in lieu of cash at the discretion of the committee or, occasionally, at the election of the Executive. Due to our financial performance and overall general economic conditions, the compensation committee did not implement a formal annual performance incentive plan for 2012, or the prior two years. Rather, the committee determined that it would discretionarily consider short-term incentives at the end of the year based on individual contributions.

For 2012, the compensation committee approved cash incentive awards for each of its Executives in recognition of significant individual efforts in support of corporate initiatives, particularly with regard to our intellectual property strategies and activities. The compensation committee analyzed short-term incentive compensation data from both the Wireless Peer Group and the Intellectual Property Peer Group as a percentage of executive’s base salary. Based on the relevant data, the compensation committee approved 2012 incentive awards that ranged from 10% to 28% of Executives’ base salaries as detailed below:

Name and Title	2012 Bonus	% of Base
Jeffrey Parker, Chief Executive Officer	$90,000	28%
Cynthia Poehlman, Chief Financial Officer	$22,500	10%
David Sorrells, Chief Technology Officer	$75,000	27%
John Stuckey, Executive Vice President	$25,000	10%

The compensation committee is considering a formal performance bonus plan that will more directly link Executive incentive compensation to corporate financial performance. The compensation committee may also continue to utilize discretionary cash and/or equity-based awards for short-term incentives although no such awards are currently being contemplated.

Long-Term Incentives – Long term incentives are specifically designed to align employee and shareholder interests by rewarding performance that enhances shareholder value. Equity-based awards are used for long-term incentives in order to link employee’s compensation to the value of our common stock. Long-term equity-based incentive awards are made in the form of both stock options and RSUs. Stock options serve to closely align our stock price appreciation with Executive’s financial incentive while RSUs have an inherent value based on the market price of our common stock and help limit our Executives’ exposure to downside equity risk. Equity awards generally have a three-year vesting schedule in order to create unvested equity award value that will provide a financial incentive for continued employment. The compensation committee believes a blend of these equity instruments provides the greatest balance between aligning our Executives’ interests with shareholders and providing our Executives with the financial incentive to remain with us and continue to work toward the continued success of our company.

All of our Executives received long-term incentive awards in the form of both stock options and RSUs on July 16, 2012. Mr. Parker, our Chief Executive Officer, was awarded 600,000 stock options and 300,000 RSUs; Mr. David Sorrells, our Chief Technology Officer, was awarded 300,000 stock options and 200,000 RSUs; Mr. John Stuckey, our Executive Vice President, and Ms. Cindy Poehlman, our Chief Financial Officer, were each awarded 125,000 stock options and 75,000 RSUs. These equity awards were issued under the 2011 Long-Term Incentive Equity Plan. The stock option awards have an exercise price of $2.83 per share, the closing price of our common stock on the award date. The option awards vest in eight equal quarterly installments beginning October 15, 2012 and expire on July 15, 2019. The RSU awards vest in a single installment on July 15, 2015. The equity awards have provisions for acceleration of all or a portion of the award in the event of a change in control.

The long-term equity incentive awards were based on the compensation committee’s analysis of Wireless Peer Group data as prepared by Cook, the performance and expected contribution of the Executive, the Executives’ other equity holdings, and input from our chief executive officer (for persons other than himself). The Wireless Peer Group data analyzed by the compensation committee included aggregate equity holdings as a percentage of total company shares outstanding. The Wireless Peer Group data revealed that our Executives’ equity ownership, on average, remained significantly below that of comparable companies. The 2012 awards brought our Executive’s equity holdings more in line with comparable companies.

The compensation committee believes that long-term equity incentives are a critical element in the overall compensation plan for all employees and anticipates continuing to use both stock options and RSU awards in the future to align executive and employee interests with our longer term goals.

Equity Grant Practices

Employee and director grants are made on the 15th day of the month following the date on which all terms of the grant are approved by the compensation committee or its delegate. In the case of grants made in connection with new hires, grants are made on the 15th day of the month following the new employee’s hire date. Stock options are granted with an exercise price equal to the closing market value of our common stock on the grant date. Options are never granted with exercise prices below market value on the grant date. Stock options generally expire seven years from the date of grant, subject to earlier termination in the event of termination of employment, under certain circumstances. Equity awards also generally provide for accelerated vesting in the event of certain change in control events. For details, see “Potential Payments Upon Termination or Change in Control” below.

Executive and Director Stock Ownership Requirements

We currently do not have a policy with regard to minimum stock ownership for our Executives or non-employee directors.

Federal Income Tax Consequences

We consider the potential tax impact of our compensation programs in our compensation planning. The material federal income tax consequences of our compensation programs, based on the current provisions of the Internal Revenue Code (“Code”) include the following:

Section 162(m) of the Code limits the deductibility from U.S. taxable income of certain types of compensation in excess of $1,000,000 paid by us to certain of our Executives. This limitation may apply to the realized value of awards made under our equity award plans. Compensation that is determined to be “performance-based” under the Code is not subject to this deduction limit. For 2012, we did not pay compensation in excess of $1,000,000 to any Executive and therefore we did not incur a deduction limitation under Section 162(m) of the Code.

Code Section 409A generally governs the form and timing of nonqualified deferred compensation payments and imposes sanctions on participants in nonqualified deferred compensation plans that fail to comply with Section 409A rules. Our compensation arrangements with our Executives, as discussed more fully below, are intended to be compliant with Section 409A.

In the event of a change in control, our Executives are entitled to certain severance payments as more fully discussed under “Potential Payments upon Termination or Change in Control” below. To the extent those payments exceed three times the Executive’s five-year average W-2 income, they may be deemed “excess parachute payments,” subject to a 20 percent excise tax, and nondeductible. Certain payments, such as reasonable compensation for non-compete agreements, may be excluded from the excess parachute payment calculation. We do not provide gross-ups of excise or other taxes in the event such taxes are triggered by a change in control.

Employment and Other Agreements

In June 2012, we entered into Executive Employment Agreements (“Agreements”) with each of our Executives upon the expiration of prior employment agreements. The Agreements have an initial three-year term with a provision for automatic annual renewal thereafter.

The Agreements provide each executive with a base salary commensurate with his or her position in the organization, a potential annual achievement bonus based on performance as determined by the compensation committee, and long-term equity incentive awards at the discretion of the committee. In addition, the Agreement for our chief executive officer provides for an annual automobile allowance and payment of personal life insurance policy premiums up to a maximum benefit payment of $150,000 annually for the initial three-year term of the Agreement.

The Agreements contain provisions for the protection of our intellectual property and for severance benefits and non-compete restrictions in the event of termination of the Executive’s employment. Severance benefits are payable to the Executives under the terms of the Agreements in the event the Executive’s employment is terminated without cause, due to a change in control event, or for “Good Reason” as defined in the Agreements. The severance package to be paid under the Agreements includes continuation of base salary for a one year period following the termination date, continuation of group health benefits and payment of any annual achievement bonus on a prorated basis. Such severance benefits are designed to alleviate the financial impact of an involuntary termination through salary, bonus and health benefit continuation. The compensation committee believes that reasonable severance benefits for our Executives are important because it may be difficult for those Executives to find comparable employment within a short period of time following certain qualifying termination events.

In the case of termination due to a change in control, or within two years following a change in control, the Executive is entitled to 150% to 300% of his or her base salary plus an amount equal to the greater of the prior year’s annual bonus or the average of the three prior year’s annual bonus amount. In addition, the Executive’s equity-incentive awards are subject to accelerated vesting in a change in control transaction. The compensation committee believes these benefits reinforce and encourage the continued attention and dedication of our Executives to their responsibilities without personal distraction or conflict of interest in circumstances which could arise from a change in control event. The compensation committee believes the interests of our shareholders will be best served if our Executives’ interests are aligned with them and providing change in control benefits can eliminate, or substantially reduce, the reluctance of our Executives to pursue potential change in control transactions that may be in the best interests of our shareholders. Amounts to be paid to each Executive for various termination events are included in the tables under “Potential Payments upon Termination or Change in Control” below.

The non-compete provisions of  the Agreements impose restrictions on (i) employment or consultation with competing companies or customers, (ii) recruiting or hiring employees for a competing company and (iii) soliciting or accepting business from our customers. We also have non-compete arrangements in place with all of our other employees that are similar to the non-compete restrictions for our Executives. The non-compete provision of the Agreements remain in effect for up to three years following the Executive’s termination, provided that we compensate the Executive the equivalent of his or her base salary on a monthly basis over the restriction period (“Non-Compete Compensation”). In the event of termination due to a change in control, the Executive’s severance pay in excess of twelve months’ base salary is applied as a credit toward the Non-Compete Compensation. Furthermore, in the event the Executive is terminated for cause or resigns without “Good Reason” as defined in the Agreements, all gains realized by the Executive from the sale of equity awards during the twelve months preceding termination, as well as the value at the date of termination of all vested and outstanding equity awards, will be credited towards the Non-Compete Compensation.

The Agreements also provide that the Executives will comply with any law, SEC rule, or listing standard for the exchange on which our shares are listed that require us to recover from the Executive any portion of incentive-based compensation received from us.

Summary Compensation Table

The following table summarizes the total compensation of each of our Executives for the fiscal years ended December 31, 2012, 2011, and 2010. Given the complexity of disclosure requirements concerning executive compensation, and in particular with respect to the standards of financial accounting and reporting related to equity compensation, there is a difference between the compensation that is reported in this table versus that which is actually paid to and received by the Executives. The amounts in the Summary Compensation Table that reflect the full grant date fair value of an equity award, do not necessarily correspond to the actual value that has been realized or will be realized in the future with respect to these awards.

(a)	(b)	(c)		(d)	(e)	(f)	(g)	(h)		(i)

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards1 ($)	Option Awards 2 ($)	Non-equity Incentive Plan Com-pensation ($)	All Other ($)		Total ($)
Jeffrey Parker, Chief	2012	$325,000		$90,000	$849,000	$1,315,976	$0	$177,690	3	$2,757,666
Executive Officer and	2011	325,000		0	0	671,756	0	27,690		1,024,446
Chairman of the Board	2010	337,500	4	0	0	0	0	28,613		366,116
Cynthia Poehlman,	2012	225,000		22,500	212,250	274,162	0	750	5	734,662
Chief Financial Officer	2011	225,000		8,500	0	167,939	0	750		402,189
and Corporate Secretary	2010	233,654	4	0	0	0	0	750		234,404
David Sorrells,	2012	275,625		75,000	566,000	657,988	0	2,100	5	1,576,713
Chief Technology	2011	275,625		10,000	0	335,878	0	2,100		623,603
Officer	2010	286,226	4	0	0	0	0	2,100		288,326
John Stuckey,	2012	250,000		25,000	212,250	274,162	0	1,263	5	762,675
Executive Vice	2011	250,000		7,500	0	167,939	0	1,263		426,702
President, Corporate Strategy and Business Development	2010	259,615	4	0	0	0	0	1,263		260,878

1
The amounts reported in column (e) represent the full grant date fair value of stock awards in accordance with ASC 718, net of estimated forfeitures. Refer to Note 8 of the financial statements included in Item 8 of our Annual Report for the assumptions made in the valuation of stock awards. See Grants of Plan-Based Awards table below.

2
The amounts reported in column (f) represent the full grant date fair value of options awards in accordance with ASC 718, net of estimated forfeitures. Refer to Note 8 of the financial statements included in Item 8 of our Annual Report for the assumptions made in the valuation of stock awards. See Grants of Plan-Based Awards table below.

3
This amount includes (i) an automobile allowance in the amount of $24,000, (ii) reimbursement for personal life insurance premiums paid by Mr. Parker, adjusted for taxes, in the amount of $150,000, and (iii) the premium paid by us in 2012 for life insurance for the benefit of Mr. Parker in the amount of $3,690.

4
All salaried employees are paid on a biweekly basis. The biweekly salary is determined by dividing annual base salary by 26 biweekly pay periods. In 2010, our pay schedule included 27 biweekly pay periods resulting in a higher annual salary in 2010 for all salaried employees, including our Executives.

5	These amounts represent premiums paid by us in 2012 for life insurance for the benefit of the Executive.

Grants of Plan-Based Awards

The following table summarizes information concerning each grant of an award made in our fiscal year ending December 31, 2012 to each of our Executives:

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units Options 1 (#)	All Other Option Awards: Number of Securities Underlying Options 2 (#)	Exercise or base price of option awards per share ($)	Grant Date Fair Value of Stock and Option Awards 3 ($)
Jeffrey Parker	7/16/2012	300,000			$849,000
	7/16/2012		600,000	$2.83	1,315,976
Cynthia Poehlman	7/16/2012	75,000			212,250
	7/16/2012		125,000	2.83	274,162
David Sorrells	7/16/2012	200,000			566,000
	7/16/2012		300,000	2.83	657,988
John Stuckey	7/16/2012	75,000			212,250
	7/16/2012		125,000	2.83	274,162

1	These awards represent RSUs granted from our 2011 Long-Term Incentive Equity Plan which cliff vest on July 15, 2015.
2	These stock option awards were granted from our 2011 Long-Term Incentive Equity Plan, vest in eight equal quarterly increments beginning October 15, 2012, and expire July 16, 2019.
3
The amounts reported in this column represent the grant date fair value of the stock and option awards in accordance with ASC Topic 718. Refer to Note 8 of the financial statements included in Item 8 of our Annual Report for the assumptions made in the valuation of share-based awards.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes information concerning the outstanding equity awards, including unexercised options, unvested stock and equity incentive awards, as of December 31, 2012 for each of our Executives:

Name	Option Awards					Stock Awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option Exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested 1 ($)
(a)	(b)	(c)		(d)	(e)	(f)		(g)
Jeffrey Parker	7,583			$9.80	5/3/13			$
	90,000			8.81	10/12/13
	37,500			9.89	2/15/14
	37,500			10.82	5/15/14
	37,500			12.30	8/15/14
	37,500			10.36	11/15/14
	333,320	666,680	2	0.89	10/15/18
	75,000	525,000	3	2.83	7/16/19
						300,000	4	$609,000
Cynthia Poehlman	3,205			9.80	5/6/13
	25,000			8.81	10/12/13
	8,750			9.89	2/15/14
	8,750			10.82	5/15/14
	150,000			5.70	6/25/14
	8,750			12.30	8/15/14
	8,750			10.36	11/15/14
	83,330	166,670	2	0.89	10/15/18
	15,625	109,375	3	2.83	7/16/19
						75,000	4	$152,250
David Sorrells	3,898			9.80	5/3/13
	38,000			8.81	10/12/13
	166,660	333,340	2	0.89	10/15/18
	37,500	262,500	3	2.83	7/6/19
						200,000	4	406,000
John Stuckey	1,697			9.80	5/3/13
	12,500			8.81	10/12/13
	4,375			9.89	2/15/14
	4,375			10.82	5/15/14
	53,937			4.67	7/8/14
	4,375			12.30	8/15/14
	4,375			10.36	11/15/14
	83,330	166,670	2	0.89	10/15/18
	15,625	109,375	3	2.83	7/16/19
						75,000	4	152,250

1	Based on the December 31, 2012 closing price of our common stock of $2.03.
2	Option vests in twelve equal quarterly increments beginning January 15, 2012 and ending October 15, 2014.
3	Option vests in eight equal quarterly increments beginning on October 15, 2012 and ending July 15, 2014
4	These units represent unvested RSUs that vest in their entirety on July 15, 2015.

Option Exercises and Stock Vested

There were no options exercises or vesting of stock awards for any of our Executives for the fiscal year ended December 31, 2012.

Potential Payments upon Termination or Change in Control

The Agreement with each of our Executives provide for payments upon termination for various events including, with or without cause termination by us, termination due to death or disability of the Executive, termination due to a change in control event and termination by the Executive for “Good Reason” as defined in the Agreements. Upon the termination of an Executive, we may enforce non-compete provisions over a restriction period not to exceed three years provided that we compensate the Executive at his or her ending base salary for the designated restriction period. Certain severance payments and other amounts may be applied as credits toward our Non-Compete Compensation obligation. Refer to the section entitled “Executive Officer Compensation – Compensation Discussion and Analysis – Employment and Other Agreements” for a discussion of the material terms of these agreements. In addition, under the terms of the Executive’s equity award agreements, certain termination events may give rise to accelerated vesting of unvested equity awards as more fully discussed below.

Under the terms of the Agreements, payments upon termination are generally paid over time in accordance with normal payroll practices.

Payments Made Upon Termination – When an Executive’s employment is terminated for any reason, other than for cause, he or she is entitled to receive his or her base salary through the date of termination and any earned but unused vacation pay. When an Executive’s employment is terminated for cause, he or she is only entitled to his or her base salary through the date of termination. Furthermore, in the event an Executive’s employment is terminated for cause or an Executive resigns without “Good Reason”, all gains realized from the Executive’s sale of our common shares from vested RSUs or stock options during the twelve months immediately preceding the termination date shall be credited towards Non-Compete Compensation. In addition, the total value of equity instruments provided to the Executive during the entire term of his or her employment with us that are vested and outstanding at the termination date shall be credited towards the Non-Compete Compensation. The value of outstanding equity awards shall be determined using the closing market price of our common stock on the termination date.

Payments Made Upon Termination Due to a Change in Control – In the event an Executive’s employment is terminated without cause or an Executive resigns with “Good Reason” within two years of a change in control event, in addition to the benefits listed under “Payments Made Upon Termination” above, he or she is entitled to receive a multiple of his or her base salary, an amount in lieu of annual bonus or incentive compensation, continuation of group health benefits and acceleration of certain unvested and outstanding equity awards. The base salary multiple varies by individual and ranges from 150% to 300%. The amount in lieu of annual bonus or incentive compensation is determined based on the greater of the bonus or annual incentive compensation earned in the year prior to the change in control, the average of the prior three year’s bonus or annual incentive compensation, or a prorated amount of the current year’s bonus or annual incentive compensation. The severance pay in excess of twelve months’ base salary is applied as a credit toward the Non-Compete Compensation.

In accordance with the terms of the Executive’s individual equity agreements, the Executive would also be eligible for accelerated vesting of certain equity awards in the event of a change in control. Any unvested stock options or unvested time-based RSUs will automatically vest upon a change in control. If the change in control occurrence is approved by our board of directors, the board may, at its option, accelerate the vesting of any unvested time-based RSUs and repurchase them for a cash value as defined in the equity plan.

Payments Made Upon Termination Without Cause – In the event an Executive’s employment is terminated without cause and the Executive executes a release agreement with us, he or she is entitled to a severance package. The severance package includes continuation of base salary for a one year period following the termination date, continuation of group health benefits and payment of any annual achievement bonus on a prorated basis. In the event an Executive resigns for “Good Reason” as defined in the Agreement and executes a release agreement with us, he or she is entitled to the same severance benefits as if he or she was terminated without cause. Good Reason is defined in the Agreement as a material diminution in the Executive’s authority, duties or responsibilities, a material diminution in the Executive’s base compensation and benefits, except for reductions applicable to all Executives, a material relocation of the Executive’s primary office or a material breach of the Agreement by us.

Payments Made Upon Termination Due to Disability – In the event an Executive’s employment is terminated within six months of becoming disabled, as defined in the Agreement, he or she will be entitled to the benefits listed under “Payments Made upon Termination” and the severance package listed under “Payments Made upon Termination without Cause” above. If, however, the Executive’s employment is terminated after six months of becoming disabled, he or she becomes eligible for payments under a company-paid long-term disability plan with a third-party carrier in which case, the severance package is limited to the continuation of health benefits. In addition, if an Executive’s employment is terminated due to disability, he or she receives an automatic acceleration of fifty percent of any unvested options or RSUs in accordance with the terms of the individual equity agreements.

Payments Made Upon Death – Upon the death of an Executive, the Executive’s beneficiaries shall receive the proceeds from company-paid life insurance policies purchased for the benefit of the Executive. In addition, the Executive’s beneficiaries shall receive an acceleration of fifty percent of any unvested options or RSUs in accordance with the terms of the individual equity agreements.

The following tables reflect the estimated amount of compensation due to each of our Executives in the event of termination of their employment. Actual amounts to be paid out could only be determined at the time of an Executive’s actual separation. For purposes of this disclosure, we assume the triggering event for termination occurred on December 31, 2012. The intrinsic value of equity awards upon termination is calculated based on the December 31, 2012 closing price of our common stock of $2.03.

Jeffrey Parker, Chairman and Chief Executive Officer

Benefit and Payments Upon Separation	Change in Control (Not Board Approved)		Change in Control (Board Approved)		Without Cause or for “Good Reason”		Disability		Death
Salary	$975,000	1	$975,000	1	$325,000		$325,000	2	$0
Short-term Incentive Compensation	90,000	3	90,000	3	0	4	0	2,4	0
Long-term Equity Compensation:
Stock Options	760,015		0		0		380,008		380,008
RSUs (Time-Based)	609,000		0		0		304,500		304,500
Benefits & Perquisites
Health Benefits	28,966		28,966		28,966		28,966		0
Life Insurance Proceeds	0		0		0		0		2,000,000	5
Accrued Vacation Pay	12,500		12,500		12,500		12,500		12,500
Total	$2,475,481		$1,106,466		$366,466		$1,050,974		$2,697,008

1	Under the Agreement, Mr. Parker is entitled to three times his regular annual base salary.
2
Assumes termination occurs within first six months of Executive becoming disabled. Following a six month period, Executive is not entitled to salary continuation or short-term incentive compensation payments.

3
Under the Agreement, Executive is entitled the greater of (i) an amount equal to his bonus or annual incentive compensation earned in the year prior to the change in control, (ii) the average of bonus and annual incentive compensation for the three full fiscal years prior to the change in control, or (iii) a prorated amount of the current year’s bonus or annual incentive compensation.

4
Short-term incentive compensation is based on the established incentive target for the year of termination. As no targets were established for 2012, Executive is not entitled to short-term incentive payment under this scenario.

5	Represents proceeds payable by a third-party insurance carrier on a company-paid life insurance policy for the benefit of the Executive.

Cynthia Poehlman, Chief Financial Officer and Corporate Secretary

Benefit and Payments Upon Separation	Change in Control (Not Board Approved)		Change in Control (Board Approved)		Without Cause or for “Good Reason”		Disability		Death
Salary	$450,000	1	450,000	1	$225,000		$225,000		$0
Short-term Incentive Compensation	22,500	3	22,500	3	0	4	0	2,4	0
Long-term Equity Compensation:
Stock Options	190,004		0		0		95,002		95,002
RSUs (Time-Based)	152,250		0		0		76,125		76,125
Benefits & Perquisites
Health Benefits	28,966		28,966		28,966		28,966		0
Life Insurance Proceeds	0		0		0		0		1,000,000	5
Accrued Vacation Pay	1,786		1,786		1,786		1,786		1,786
Total	$845,506		$503,252		$255,752		$426,879		$1,172,913

1	Under the Agreement, Ms. Poehlman is entitled to two times her regular annual base salary.
2
Assumes termination occurs within first six months of Executive becoming disabled. Following a six-month period, Executive is not entitled to salary continuation or short-term incentive compensation payments.

3
Under the Agreement, Executive is entitled the greater of (i) an amount equal to her bonus or annual incentive compensation earned in the year prior to the change in control, (ii) the average of bonus and annual incentive compensation for the three full fiscal years prior to the change in control, or (iii) a prorated amount of the current year’s bonus or annual incentive compensation.

4
Short-term incentive compensation is based on the established incentive target for the year of termination. As no targets were established for 2012, Executive is not entitled to short-term incentive payment under this scenario.

5	Represents proceeds payable by a third-party insurance carrier on a company-paid life insurance policy for the benefit of the Executive.

David Sorrells, Chief Technology Officer

Benefit and Payments Upon Separation	Change in Control (Not Board Approved)		Change in Control (Board Approved)		Without Cause or for “Good Reason”		Disability		Death

Salary	$826,875	1	$826,875	1	$275,625		$275,625	2	$0
Short-term Incentive Compensation	75,000	3	75,000	3	0	4	0	2,4	0
Long-term Equity Compensation:
Stock Options	380,008		0		0		190,004		190,004
RSUs (Time-Based)	406,000		0		0		203,000		203,000
Benefits & Perquisites
Health Benefits	28,966		28,966		28,966		28,966		0
Life Insurance Proceeds	0		0		0		0		1,000,000	5
Accrued Vacation Pay	19,023		19,023		19,023		19,023		19,023
Total	$1,735,872		$949,864		$323,614		$716,618		$1,412,027

1	Under the Agreement, Mr. Sorrells is entitled to three times his regular annual base salary.
2
Assumes termination occurs within first six months of Executive becoming disabled. Following a six month period, Executive is not entitled to salary continuation or short-term incentive compensation payments.

3
Under the Agreement, Executive is entitled the greater of (i) an amount equal to his bonus or annual incentive compensation earned in the year prior to the change in control, (ii) the average of bonus and annual incentive compensation for the three full fiscal years prior to the change in control, or (iii) a prorated amount of the current year’s bonus or annual incentive compensation.

4
Short-term incentive compensation is based on the established incentive target for the year of termination. As no targets were established for 2012, Executive is not entitled to short-term incentive payment under this scenario.

5	Represents proceeds payable by a third-party insurance carrier on a company-paid life insurance policy for the benefit of the Executive.

John Stuckey, Executive Vice President of Corporate Strategy and Business Development

Benefit and Payments Upon Separation	Change in Control (Not Board Approved)		Change in Control (Board Approved)		Without Cause or for “Good Reason”		Disability		Death

Salary	$375,000	1	$375,000	1	$250,000		$250,000	2	$0
Short-term Incentive Compensation	25,000	3	25,000	3	0	4	0	2.4	0
Long-term Equity Compensation:
Stock Options	190,004		0		0		95,002		95,002
RSUs (Time-Based)	152,250		0		0		76,125		76,125
Benefits & Perquisites
Health Benefits	9,804		9,804		9,804		9,804		0
Life Insurance Proceeds	0		0		0		0		1,250,000	5
Accrued Vacation Pay	2,401		2,401		2,401		2,401		2,401
Total	$754,459		$412,205		$262,205		$433,332		$1,423,528

1	Under the Agreement, Mr. Stuckey is entitled to one and one half times his regular annual base salary.
2
Assumes termination occurs within first six months of Executive becoming disabled. Following a six month period, Executive is not entitled to salary continuation or short-term incentive compensation payments.

3
Under the Agreement, Executive is entitled the greater of (i) an amount equal to his bonus or annual incentive compensation earned in the year prior to the change in control, (ii) the average of bonus and annual incentive compensation for the three full fiscal years prior to the change in control, or (iii) a prorated amount of the current year’s bonus or annual incentive compensation.

4
Short-term incentive compensation is based on the established incentive target for the year of termination. As no targets were established for 2012, Executive is not entitled to short-term incentive payment under this scenario.

5	Represents proceeds payable by a third-party insurance carrier on a company-paid life insurance policy for the benefit of the Executive.

Compensation Policies and Practices and Risk Management

We have assessed our compensation policies and programs for all employees and we do not believe such programs create risks that are reasonably likely to have a material adverse effect on us. Certain attributes of our compensation practices and policies that help to reduce the likelihood of excessive risk taking include:

•	Our compensation programs provide a balanced mix of cash and equity components as well as short and long-term components.
•	The determination of Executive and other employee incentive awards is discretionary and is based on a review of a variety of quantitative and qualitative components.
•
A significant portion of each of our employee’s compensation is in the form of long-term equity awards that generally vest over a three-year period and help align employees’ interests with those of our shareholders.

Compensation Committee Report

The compensation committee of the board of directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with our management. Based on such review and discussion, the compensation committee has recommended to the board of directors that the Compensation Discussion and Analysis be included as part of this proxy statement.

Submitted by the Compensation Committee:
Papken der Torossian (Chair)
William Hightower
Nam Suh

PROPOSAL 5: ADVISORY VOTE ON EXECUTIVE COMPENSATION

This proxy statement includes extensive disclosure regarding the compensation of our named executive officers in the sections “Executive Officer Compensation” and “Compensation Discussion and Analysis” on pages 26 above. Section 14A of the Exhange Act, as enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act in July 2010, requires us to submit to a separate advisory vote of our shareholders at this Annual Meeting a proposal to approve the compensation of the named executive officers disclosed in this proxy statement (Say-on-Pay). Accordingly, shareholders are being asked to vote on the following resolution:

RESOLVED, that the shareholders of ParkerVision, Inc. approve, on an advisory basis, the compensation of ParkerVision, Inc.’s named executive officers as disclosed in this proxy statement pursuant to the Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

Our compensation program is designed and administered by the compensation committee of the Board, which is composed entirely of independent directors and carefully considers many different factors, as described in the Compensation Discussion and Analysis, in order to provide appropriate compensation for our executives. As discussed in the Compensation Discussion and Analysis, the compensation package for our named executive officers is designed to support our objectives of attracting and motivating employees who possess the required technical and entrepreneurial skills and talent required to achieve our corporate objectives and increase shareholder value.

The principal elements of our executive compensation program include: (a) base pay; (b) annual performance incentives; and (c) long-term incentives. We believe our compensation program is strongly aligned with the interests of our shareholders and sound corporate governance principles. We urge you to read the Compensation Discussion and Analysis and compensation tables and narrative discussion in this proxy statement for additional details on our executive compensation, including our compensation philosophy and objectives and the compensation of our Named Executive Officers.

The vote on this proposal is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. To the extent there is any significant vote against our Named Executive Officer compensation as disclosed in this proxy statement both the compensation committee and the full Board will evaluate whether any actions are necessary to address the concerns of shareholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL 6: ADVISORY VOTE ON THE FREQUENCY OF THE SHAREHOLDERS’ VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exhange Act, as enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act in July 2010, requires us to submit to a separate advisory vote of our shareholders at this Annual Meeting a proposal to select the frequency with which Say-on-Pay votes should be held (Say-on-Frequency). Shareholders may select, on an advisory basis, whether the Say-on-Pay vote should be held every year, every two years, or every three years. Shareholders may also abstain from voting on this item.

In considering its recommendation for the Say-on-Frequency vote, our Board considered a number of factors regarding the nature of our compensation programs including the following:

•	compensation program changes infrequently;

•	executives are currently covered under three year employment agreements that expire in 2015;

•	compensation program is designed to induce performance over a multi-year period; and

•	equity incentive awards for our Executives are not generally granted on an annual basis.

After careful consideration, our Board recommends that future Say-on-Pay votes be held once every two years. A vote every two years permits the shareholders to evaluate executive compensation on a longer-term basis. Moreover, an annual vote on compensation would not allow for changes in the compensation program to be in place long enough for the shareholders to evaluate whether the changes to the program were effective or not. For example, if the Say-on-Pay vote held at the 2013 Annual Meeting indicated a strong disapproval of our compensation program, the Board would need time to determine what aspect of the compensation program led the shareholders to vote to disapprove. Then, if changes were made in the latter half of 2013, those changes would be in place for only a few months before the next annual Say-on-Pay vote would be held in 2014, which would not allow time to see the results of such changes in compensation.

Although the Board currently believes that holding a Say-on-Pay vote every two years is the best frequency at this time, the directors will periodically reassess that view if changes in our compensation program or other circumstances suggest that a different frequency of voting would be more appropriate for us. The Board understands that shareholders may have different views as to what is an appropriate frequency for advisory votes on named executive officer compensation, and shareholder opinions are important to the directors. Although this Say-on-Frequency vote is not binding on the Board, the Board will carefully review the voting results before deciding how frequently to hold future Say-on-Pay votes. Shareholders will be able to specify one of four choices for this item on the proxy card: one year, two years, three years, or abstain. Shareholders are not voting to approve or disapprove the Board’s recommendation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO HOLD FUTURE SAY-ON-PAY VOTES ON EXECUTIVE COMPENSATION EVERY TWO YEARS.

STOCK OWNERSHIP INFORMATION

Security Ownership of Certain Beneficial Holders

The following table sets forth certain information as of May 1, 2013 with respect to the stock ownership of (i) those persons or groups who beneficially own more than 5% of our common stock, (ii) each of our directors and director nominees, (iii) each of our NEOs, and (iv) all of our directors, director nominees and NEOs as a group (based upon information furnished by those persons).

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class1
Jeffrey Parker 14	3,383,861	2	3.79%
Cynthia Poehlman 14	425,252	3	0.48%
David Sorrells 14	465,476	4	0.52%
John Stuckey 14	274,962	5	0.31%
William Hightower 14	240,868	6	0.27%
John Metcalf 14	232,775	7	0.26%
Robert Sterne 14	230,969	8	0.26%
Nam Suh 14	255,538	9	0.29%
Papken der Torossian 14	488,549	10	0.55%
Del Mar	5,366,632	11	6.07%
Gem Investment Advisors, LLC	6,848,862	12	7.75%
Austin W. Marxe and David M. Greenhouse	7,789,914	13	8.69%
All directors, director nominees and executive officers as a group (9 persons)	5,998,250	15	6.55%

1
Percentage includes all outstanding shares of common stock plus, for each person or group, any shares of common stock that the person or the group has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights.  Unless otherwise indicated, each person or group has sole voting and dispositive power over all such shares of common stock.

2
Includes 972,563 shares of common stock issuable upon currently exercisable options, 180,690 shares held by Mr. Parker directly, 2,022,584 shares held by Jeffrey Parker and Deborah Parker Joint Tenants in Common, over which Mr. Parker has shared voting and dispositive power, 78,910 shares owned through Mr. Parker’s 401(k) plan, and 129,114 shares owned of record by Mr. Parker’s three children over which he disclaims ownership.  Excludes 300,000 unvested RSUs and 875,020 shares of common stock issuable upon options that may become exercisable in the future.

3
Includes 385,075 shares of common stock issuable upon currently exercisable options and excludes 75,000 unvested RSUs and 203,130 shares of common stock issuable upon options that may become exercisable in the future.

4
Includes 404,388 shares of common stock issuable upon currently exercisable options and excludes 200,000 unvested RSUs and 437,510 shares of common stock issuable upon options that may become exercisable in the future.

5
Includes 257,504 shares of common stock issuable upon currently exercisable options and excludes 75,000 unvested RSUs and 203,130 shares of common stock issuable upon options that may become exercisable in the future.

6	Includes 195,868 shares of common stock issuable upon currently exercisable options and excludes 115,625 shares of common stock issuable upon options that may become exercisable in the future.

7	Includes 222,775 shares of common stock issuable upon currently exercisable options and excludes 115,625 shares of common stock issuable upon options that may become exercisable in the future.

8	Includes 207,468 shares of common stock issuable upon currently exercisable options and excludes 115,625 shares of common stock issuable upon options that may become exercisable in the future.

9	Includes 245,538 shares of common stock issuable upon currently exercisable options and excludes 115,625 shares of common stock issuable upon options that may become exercisable in the future.

10	Includes 317,468 shares of common stock issuable upon currently exercisable options and excludes 115,625 shares of common stock issuable upon options that may become exercisable in the future.

11
As reported on a Form 13G amendment filed February 22, 2013.  Includes 5,016,632 shares over which Mr. David Freelove (“Freelove”), Del Mar Master Fund (“DMF”), Del Asset Management LP (“DMAM”) and Del Mar Management LLC (“DMM”) have shared voting and dispositive power and 350,000 shares over which Freelove has sole voting and dispositive power.  DMAM serves as investment manager for DMF and is therefore deemed beneficial owner of the shares beneficially owned by DMF.  DMM, as general partner of DMAM, is considered beneficial owner of shares beneficially owned by DMAM.   Freelove, as the managing member of DMM, is deemed to be the beneficial owner of shares beneficially owned by DMM.  The business address for each of Master Fund, DMAM, Freelove and DMM is 711 Fifth Avenue, New York, New York 10022.

12
As reported on a Form 13G amendment filed February 14, 2013.  Includes 6,674,863 shares and 40,000 currently exercisable warrants held by Gem Partners LP (“GEM”) over which GEM, GEM Investment Advisors, LLC (“Advisors”) and Mr. Daniel Lewis (“Lewis”) have shared voting and dispositive power, 67,999 shares held by Flat Rock Partners LP (“FlatRock”) over which FlatRock, Advisors and Lewis have shared voting and dispositive power, and 66,000 shares held by Lewis over which Lewis has sole voting and dispositive power.  Advisors is the general partner of GEM and Flatrock, as a result of which Advisors is deemed to be beneficial owner of such shares.  Lewis, as the controlling person of Advisors is deemed to beneficially own the shares beneficially owned by them.  The business address for each of Advisors, GEM, FlatRock and Lewis is 100 State Street, Suite 2B, Teaneck, New Jersey 07666.

13
As reported on a Form 13G amendment filed February 13, 2013.  Mr. Austin W. Marxe (“Marxe”) and Mr. David M. Greenhouse (“Greenhouse”) share voting and dispositive power over 616,568 shares and 245,821 currently exercisable warrants owned by Special Situations Private Equity Fund, L.P., 569,743 shares and 157,325 currently exercisable warrants owned by Special Situations Technology Fund, L.P. , 2,978,680 shares and 825,958 currently exercisable warrants owned by Special Situations Technology Fund II , L.P. , 597,067 shares owned by Special Situations Cayman Fund, L.P. and 1,798,752 shares owned by Special Situations Fund III QP, L.P.  The business address for Marxe and Greenhouse is 527 Madison Avenue, Suite 2600, New York, New York, 10022.

14	The person’s address is 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

15
Includes 3,208,647 shares of common stock issuable upon currently exercisable options held by directors and officers and excludes 650,000 unvested RSUs and 2,296,915 shares of common stock issuable upon options that may vest in the future held by directors and officers (see notes 2, 3, 4, 5, 6, 7, 8, 9, and 10 above).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and Nasdaq. Officers, directors and ten percent shareholders are charged by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us and written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, during the fiscal year ended December 31, 2012, our executive officers, directors and ten percent shareholders filed all reports required by Section 16(a) of the Exchange Act on a timely basis, except for three reports, each reporting a single transaction, that were filed late: the August 31, 2012 late filings of Forms 4 for Messrs. Jeffrey Parker, David Sorrells, and John Stuckey to report the sale of a de minimis number of shares of our common stock on April 17, 2012. The sales were made from the individuals’ brokerage accounts, without their express knowledge or consent, to pay annual account fees. Messrs. Parker and Sorrells each reported the sale of 110 shares of our common stock and Mr. Stuckey reported the sale of 101 shares of our common stock. The Form 4s were filed promptly upon discovery of the sales.

Equity Compensation Plan Information

The following table gives information as of December 31, 2012 about shares of our common stock authorized for issuance under all of our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders1	8,468,539	$3.26	509,399
Equity compensation plans not approved by security holders 2	840,000	$1.41	-
Total	9,308,539		509,399

1
Includes the 2000 Performance Equity Plan, the 2008 Equity Incentive Plan and the 2011 Long-Term Incentive Equity Plan. The type of awards that may be issued under each of these plans is discussed more fully in Note 8 to our financial statements included in Item 8 of our Annual Report.

2
Includes options granted to third parties from 2009 through 2012 for the purchase of an aggregate of 360,000 shares at exercise prices ranging from $0.82 to $3.27 per share. These options vest in equal monthly increments over the twelve month terms of the related service agreements and expire five years from the grant date. Also includes 480,000 unvested performance-based RSUs granted to a third party in 2011. The terms of this award are discussed more fully under “Non Plan RSUs” included in Note 8 to our financial statements included in Item 8 of our Annual Report.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We paid approximately $906,000 and $784,000 in 2012 and 2011, respectively, for patent-related legal services to a law firm, of which Robert Sterne, one of our directors since September 2006, is a partner.

On September 19, 2012 we sold 43,478 shares of our common stock to Gem Partners, LP at a price of $2.30 per share in an offering off our September 2012 shelf. Gem Partners, LP is beneficially owned by Gem Investment Advisors, LLC. Gem Investment Advisors, LLC is considered a related party as it was a beneficial owner of more than 5% of our outstanding stock at the time of the transactions.

On September 19, 2012 we sold 300,000 shares of our common stock to entities controlled by Messrs. Marxe and Greenhouse (“Marxe and Greenhouse Entities”) at a price of $2.30 per share in an offering off our September 2012 shelf. On April 18, 2012, we sold 2,857,143 shares of our common stock to Marxe and Greenhouse Entities at a price of $1.05 per share in an offering off our September 2009 shelf. Messrs. Marxe and Greenhouse are considered related parties as they were beneficial owners of more than 5% of our outstanding stock at the time of the transactions.

On September 14, 2011, we sold 500,000 shares of our common stock to Wellington Management Company, LLP (“Wellington”) at a price of $0.88 per share in an offering off our September 2009 Shelf. On March 30, 2011 we sold 1,200,000 shares of our common stock to Wellington at a price of $0.71 per share in an offering off our September 2009 Shelf. Wellington was considered a related party as it was a beneficial owner of more than 5% of our outstanding stock at the time of the transactions.

Review, Approval or Ratification of Transactions with Related Persons

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. In certain instances, the full board may review and approve a transaction. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. We require each of our directors and executive officers to complete a questionnaire that elicits information about related party transactions. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, officer or employee.

SHAREHOLDER PROPOSALS AND NOMINATIONS

Proposals of shareholders intended to be presented at the 2014 annual meeting must be received at our offices by January 31, 2014 for inclusion in the proxy materials relating to that meeting.

Our by-laws contain provisions intended to promote the efficient functioning of our shareholder meetings. Some of the provisions describe our right to determine the time, place and conduct of shareholder meetings and to require advance notice by mail or delivery to us of shareholder proposals or director nominations for shareholder meetings. Under our by-laws, in order to properly bring business before a shareholder meeting or nominate a person for election as a director, a shareholder must provide us with written notice, at least 120 days prior to the first anniversary of the mailing of this proxy statement, of any such business the shareholder proposes for consideration, even if the shareholder does not intend to include such proposal in our proxy materials, or any such person the shareholder intends to nominate for election as a director. This notice must be received for the annual meeting in the year 2014 no later than January 31, 2014. A notice of a shareholder proposal or nomination must include the information set forth in our bylaws.

Shareholder proposals and nominations should be addressed to Corporate Secretary, ParkerVision, Inc., 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

We do not now intend to bring before the Annual Meeting any matters other than those specified in the Notice of the Annual Meeting, and we do not know of any business which persons other than the board intend to present at the Annual Meeting. Should any business requiring a vote of the shareholders, which is not specified in the notice, properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the shares represented by them in accordance with their best judgment.

Annex A

ARTICLES OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
PARKERVISION, INC.

Pursuant to Section 607.1006 of the
Florida 1989 Business Corporation Law

FIRST:  The name of the corporation is ParkerVision, Inc.

SECOND:  This amendment to the Articles of Incorporation of the Corporation, as amended, was approved and adopted, as prescribed by Section 607.1003 of the Florida 1989 Business Corporation Act, by the board of directors at a meeting held _______, 2013 and by the holders of the common stock of the corporation at a meeting held on _______, 2013. The number of votes cast for the amendment by the shareholders was sufficient for approval. Only the holders of common stock were entitled to vote on the amendment.

THIRD:  This amendment is to be effective immediately upon filing.

FOURTH:  Article VI of the Articles of Incorporation of the corporation, as amended, is hereby amended by adding Section 6.5 and Section 6.6, which shall read in their entirety as follows:

Section 6.5. Classified Board. The directors shall be divided into three classes, designated as Class I, Class II and Class III. The number of directors in each class shall be determined by the board of directors and shall consist of as nearly equal a number of directors as possible. The term of the Class I directors initially shall expire at the third annual meeting of shareholders ensuing after the 2013 annual meeting of shareholders; the term of Class II directors initially shall expire at the second annual meeting of shareholders ensuing after the 2013 annual meeting of shareholders; and the term of Class III directors initially shall expire at the first annual meeting of shareholders ensuing after the 2013 annual meeting of shareholders. In the case of each class, the directors shall serve until their respective successors are duly elected and qualified. At each annual meeting of shareholders, directors of the respective class whose term expires shall be elected, and the directors chosen to succeed those whose terms shall have expired shall be elected to hold office for a term to expire at the third ensuing annual meeting of shareholders after their election, and until their respective successors are elected and qualified.

Section 6.6. Removal of Directors. A director may be removed from office only for cause and at a meeting of shareholders called expressly for that purpose, by a vote of the holders of a majority of the shares cast that are entitled to vote at an election of directors.

IN WITNESS WHEREOF, we have executed this amendment to the Articles of Incorporation, as amended, this ____ day of __________, 2013.

PARKERVISION, INC.

By:
Jeffrey L. Parker
Chairman and Chief Executive Officer

By:
Cynthia Poehlman
Chief Financial Officer and Secretary

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Annex B

PARKERVISION, INC.

PERFORMANCE BONUS PLAN

1.         Background and Purpose.  The ParkerVision, Inc. Performance Bonus Plan (the “Plan”) is designed to motivate and reward employees of ParkerVision, Inc., a Florida corporation (the “Company”) and to further link an employee’s interests with those of the Company's by creating a direct relationship between key company performance measurements and individual bonus payouts.

2.	Definitions. The following terms shall have the following meanings:

2.1      “Affiliate” means any Person Controlling, Controlled by or under common Control with another, wherein "Control" means direct or indirect (a) ownership of more than fifty percent (50%) of the outstanding equity interests representing (i) the right to vote for members of the board of directors or other similar managing authority of a corporation, partnership, limited liability company or other entity or (ii) the right to make management decisions for such entity, or (b) power to direct or cause the direction of the management and policies of a Person through the exercise of authority as an officer, director, manager, member, partner, trustee or person performing corresponding functions.

2.2      "Award" means the incentive compensation granted to a Participant pursuant to and in accordance with the terms and conditions of the Plan.

2.3      “Board” means the board of directors of the Company.

2.4      “Bonus Pool” means the maximum total Award that can be paid under the Plan, contingent upon the attainment of Performance Goals with respect to a Performance Period, as determined by the Committee.

2.5      "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time, including any regulations or authoritative guidance promulgated thereunder and successor provisions thereto.

2.6      "Committee" means the Compensation Committee of the Board, or such other committee as may be appointed by the Board, which shall consist of two or more Directors, each of whom constitutes an “outside director” within the meaning of Code Section 162(m).

2.7      "Determination Date" means the earlier of: (a) the 90th day of the Performance Period or (b) the date as of which 25% of the Performance Period has elapsed. The Determination Date shall be a date on which the outcome of the Performance Goals is substantially uncertain.

2.8       “Eligible Individuals” means all employees of the Company.

2.9      "Participant" means as to any Performance Period, any Eligible Individual selected by the Committee to be granted an Award.

2.10    "Performance Goals" shall have the meaning set forth in Section 3.2 hereof.

2.11    "Performance Period" means the period for which performance is calculated, which unless otherwise indicated by the Committee, shall be the Plan Year.

2.12    “Person” means any corporation, company, group, partnership, joint venture, limited liability company, enterprise, entity or individual.

2.13    "Plan Year" means the Company's fiscal year, which commences on January 1st and ends on December 31st.

2.14    "Shares" means the shares of the Company's common stock.

2.15    "Target Award" means the target award potentially payable under the Plan to a Participant for a particular Performance Period.

3.	Terms of Awards.

3.1      Determination of Bonus Pool.  Prior to the Determination Date, the Committee, in its sole discretion, shall establish the formula for determining the Bonus Pool which shall be payable based upon the level of attainment of the Performance Goals for the Performance Period.

3.2      Determination of Performance Goals. Prior to the Determination Date, the Committee, in its sole discretion, shall establish, the Performance Goals for the Performance Period.   The Performance Goals shall be based on one or more of the following business criteria (if appropriate, as reported in the Company’s financial statements), any of which may be measured either in absolute terms, or as compared to an incremental increase, or as compared to the results of a peer group, or market performance indicators or indices:

•	revenue

•	cash flow

•	earnings or earnings per Share (including earnings before any one or more of the following (i) interest, (ii) taxes, (iii) depreciation, (iv) amortization, or (v) share based compensation

•	price per Share

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•	completion of acquisitions, dispositions or partnerships or other corporate transactions

•	completion of settlements related to, money judgments, verdicts or awards related to and/or licensing arrangements for, the Company’s intellectual property

The Committee, in its discretion, may specify different Performance Goals for each Award.  The Performance Goals may include a threshold level of performance below which no Bonus Pool shall be calculated and no Award will be paid.  The Performance Goal may also include a maximum level of performance above which no additional Award amount will be paid.

3.3      Target Awards.  Prior to the Determination Date, the Committee, in its sole discretion, shall establish the Target Award for each Participant, expressed as a percentage of the Bonus Pool or as a percentage of the Participant’s base salary as of the first day of the Performance Period.   In establishing the Target Award, the Committee may consider the Participant’s length of employment and employment level, among other factors.

3.4      Adjustments.  To preserve the intended incentives and benefits of an Award, the Committee, in its sole discretion, may, at the time of the grant of an Award specify that:

(a)      one or more objectively determinable adjustments shall be made to one or more of the Performance Goals established in Section 3.2 hereof.  Such adjustments may include or exclude one or more of the following:

(i)	items that are extraordinary or unusual in nature or infrequent in occurrence, including one-time or non-recurring items;

(ii)	the effect of changes in tax laws, accounting standards or principles, or other laws or regulatory rules affecting reporting results;

(iii)	any reorganization and restructuring programs;

(iv)	acquisitions or divestitures;

(v)	any other items of significant income or expense which are determined to be appropriate adjustments; and/or

(b)      in determining the amount payable to a Participant with respect to the Participant’s Award, the Committee shall have the right, in its sole discretion, to reduce (but not increase) the amount otherwise payable under the Target Award to take into account the recommendation of the Chief Executive Officer of the Company and such additional factors, if any, that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

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No adjustment shall be made if the effect would be to cause an Award to fail to qualify as performance-based compensation under Code Section 162(m).

3.5      Award Limit.  The maximum aggregate amount of all Awards granted to a Participant with regard to any Plan Year shall not exceed the greater of (i) fifteen percent (15%) of the Bonus Pool or (ii) $2,000,000.

3.6      Other Incentive Awards.   The Plan is not the exclusive means for the Committee to award incentive compensation to employees and does not limit the Committee from making additional discretionary incentive awards.  No employee of the Company has a guaranteed right to any discretionary bonus as a substitute for a Target Award if Performance Goals are not met or if the Company’s shareholders fail to approve or reapprove the Plan.

4.	Payment of Awards.

4.1      Certification and Award Determination.  As soon as practical following the completion of each Performance Period, the Committee shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the specified Performance Goals were achieved for the Performance Period to which the Award relates.  The Committee shall then determine, in accordance with the prescribed formula, the amount of the Bonus Pool and/or the amount of each Participant’s Award.  In no event shall the amount of any Award for any Plan Year exceed the award limit set forth in Section 3.5.

4.2      Form and Timing of Payment.  Except as otherwise provided herein, as soon as practicable following the Committee's certification for the applicable Performance Period pursuant to Section 4.1, each Participant shall receive a cash payment of his or her Award, less required withholding.  Unless otherwise determined by the Committee in its sole discretion at the time of certification, such payment shall be made paid in a lump sum within 2 1/2 months following the date the Committee certifies that the Performance Goals have been achieved.

4.3      Employment Requirement. Except as otherwise provided for in Section 5 or Section 6 or the terms of an Award, no Award shall be paid to any Participant who is not actively employed by the Company on the date an Award is to be paid.

4.4      Leaves of Absence. If a Participant is on an approved leave of absence for a portion of a Performance Period, the Participant will be eligible to receive a pro-rated Award reflecting participation for the period during which he or she was actively employed and not any period when he or she was on leave.

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5.	Termination of Employment.

5.1      Termination of Employment Due to Death or Disability. If a Participant's employment is terminated by reason of his or her death or Disability during a Performance Period or following a Performance Period but before the date that Awards are paid, the Participant or his or her beneficiary will be paid the Award that would otherwise be payable if the Participant remained employed through the date that Awards are paid.  Payment of such Award will be made at the same time and in the same manner as Awards are paid to other Participants.  "Disability" means, unless otherwise defined in an employment agreement between the Participant and the Company (in which case the definition in the employment agreement controls):

(a)      total and permanent disability in accordance with the Company's long-term disability plan, as determined by the Committee, or

(b)      permanent and total disability within the meaning of Code Section 22(e)(3).

5.2      Termination of Employment Without Cause or for Good Reason.  If (a) the Company terminates the Participant’s employment without Cause or (b) the Participant resigns his or her employment for Good Reason pursuant to an employment agreement between the Participant and the Company, in each case during a Performance Period or following a Performance Period but before the date that Awards are paid, unless otherwise provided for in the employment agreement between the Participant and the Company (in which case the provisions of the employment agreement control), the Participant will be paid the Award, pro-rated by the number of weeks the Participant worked during the Performance Period divided by the number of weeks in a Performance Period.  Payment of such pro-rated Award will be made at the same time and in the same manner as Awards are paid to other Participants.  “Cause” means, unless otherwise defined in an employment agreement between the Participant and the Company (in which case the definition in the employment agreement controls):  (i) willful and continued failure by the Participant to perform his or her job duties, (ii) the Participant performing an act of dishonesty, fraud, theft, embezzlement, or misappropriation involving the Participant’s employment with the Company, (iii) a material violation of established Company policies and procedures by the Participant, or (iv) the Participant performing any act resulting in a criminal felony charge brought against the Participant or a criminal conviction of the Participant (other than a conviction of a minor traffic violation). “Good Reason” has the meaning set forth in an employment agreement between the Participant and the Company.

6.          Change in Control.  If a Change in Control occurs during a Performance Period, Awards under the Plan will be calculated based on the achievement of Performance Goals on or prior to the date of the Change in Control. If the minimum Performance Goals are achieved and certified by the Committee pursuant to Section 4.1, each Participant will receive an Award calculated based on the prescribed formula. Awards paid in connection with a Change in Control will be paid no later than 2 1/2 months following the date the Committee certifies that the Performance Goals have been achieved.  "Change in Control" means, unless otherwise defined in an employment agreement between the Participant and the Company (in which case the definition in the employment agreement controls):

5

(a)      The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company, taken as a whole, to any person that is not an Affiliate of the Company;

(b)      The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

  (i)      “Incumbent Directors" means the individuals who, as of the date the Plan is adopted, are directors of the Company and any individual who becomes a director subsequent to such date whose election, nomination for election, or appointment, was approved by a vote of at least two-thirds of the then-Incumbent Directors (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination).

(c)      The acquisition by any person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended), of 50% or more (on a fully diluted basis) of either (i) the then outstanding Shares of the Company, taking into account as outstanding for this purpose such Shares issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Shares or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, or (C) any acquisition which complies with clauses (i), (ii) and (iii) of subsection (d) of this definition; or

(d)      The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the "Surviving Company"), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the "Parent Company"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

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7.	Administration.

7.1      Administration By the Committee. The Plan shall be administered by the Committee.  Members of the Committee shall be appointed by the Board.

7.2      Duties and Powers of the Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions.  The Committee shall have the power to interpret the Plan, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.  In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Code Section 162(m) are required to be determined in the sole and absolute discretion of the Committee.

7.3      Decisions Binding. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, and shall be given the maximum deference permitted by law.

8.	Other Provisions.

8.1      Effective Date.   This Plan shall be effective as of January 1, 2013, subject to shareholder approval.  The Committee may grant Awards at any time on or after the Effective Date, provided that no amount shall be paid with respect to any Award unless and until the Plan is approved by the Company’s shareholders in accordance with Section 8.3.

8.2      Amendment or Termination of the Plan. The Board or the Committee may, at any time, amend, suspend or terminate the Plan in whole or in part; provided that, no amendment that requires shareholder approval in order for the Plan to continue to comply with Code Section 162(m) shall be effective unless approved by the requisite vote of the shareholders of the Company. Notwithstanding the foregoing, no amendment shall adversely affect the rights of any Participant to Awards allocated prior to such amendment, suspension or termination.

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8.3      Approval of Plan by Shareholders.

(a)      This Plan shall be submitted for approval of the Company’s shareholders at the first annual meeting of shareholders to occur after the Effective Date.  If this Plan is not so approved, the Plan shall cease to be effective and no payment shall be made with respect to any Award.

(b)      The Plan shall be subject to reapproval by the shareholders of the Company not later than the first shareholder meeting that occurs in the fifth year following the year in which the shareholders last approved the Plan, if and as required under the Treasury Regulations pursuant to Code Section 162(m).  If the Plan is not so reapproved, no further Awards shall be granted under the Plan on or after the date of such shareholder meeting and any outstanding Award shall be paid in accordance with the terms and conditions of the Plan and such Award.

8.4      Withholding. The Company shall have the right to withhold from any Award, any federal, state or local income and/or payroll taxes required by law to be withheld and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to an Award.

8.5      Clawback.   Awards under the Plan shall be subject to any claw-back provisions provided for in an employment agreement between the Participant and the Company.  For Participants who are not a party to an employment agreement with the Company that includes claw-back provisions, the Committee may provide that any Awards paid under the Plan shall be subject to any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy.

8.6      Qualified Performance-Based Compensation.  The Committee shall take such actions as it may deem necessary to ensure that Awards qualify as performance-based compensation as described in Code Section 162(m)(4)(C).  Any such Award shall be subject to any additional limitations set forth in Code Section 162(m) (including any amendment to Code Section 162(m)) that are requirements for qualifications as performance-based compensation as described in Code Section 162(m)(4)(C), and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

8.7      Section 409A of the Code. It is intended that payments under the Plan qualify as short-term deferrals exempt from the requirements of Code Section 409A. In the event that any Award does not qualify for treatment as an exempt short-term deferral, it is intended that such amount will be paid in a manner that satisfies the requirements of Code Section 409A. The Plan shall be interpreted and construed accordingly.

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9.	Miscellaneous.

(a)      The Plan and the granting of Awards shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

(b)      A person's rights and interests under the Plan, including any Award previously made to such person or any amounts payable under the Plan may not be assigned, pledged, or transferred, except in the event of the Participant's death, to a designated beneficiary in accordance with the Plan, or in the absence of such designation, by will or the laws of descent or distribution.

(c)      Nothing in the Plan or in any notice of Award shall confer upon any person the right to continue in the employment of the Company or affect the right of the Company to terminate the employment of any Participant.

(d)      A Participant shall not have any right to any Award under the Plan until such Award has been certified by the Committee (such right being subject to the provisions of the Plan, including, without limitation, Section 4.3), and participation in the Plan in one Performance Period Year does not connote any right to become a Participant in the Plan in any future Performance Period.

(e)      The rights of Participants under the Plan shall be unfunded and unsecured.  Amounts payable under the Plan are not and will not be transferred into a trust or otherwise set aside.  The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan.

(f)      All costs and expenses in connection with the administration of the Plan shall be paid by the Company.

(g)      If any provision of the Plan shall be considered illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if such illegal or invalid provision had never been contained therein.

(h)      Nothing in the Plan shall limit the authority of the Company, the Board or the Committee to adopt such other compensation arrangements, as it may deem desirable for any Participant.

(i)      All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding upon any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the assets of the Company.

(j)      The Plan shall be construed, administered and enforced in accordance with the laws of Florida without regard to conflicts of law.

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ParkerVision

PARKERVISION, INC.
7915 BAYMEADOWS WAY, SUITE 400
JACKSONVILLE, FL 32256
ATTN: INVESTOR RELATIONS

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	▢	▢	▢

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Jeffrey Parker
02 William Hightower
03 John Metcalf
04 David Sorrells
05 Robert Sterne
06 Nam Suh
07 Papken der Torossian

The Board of Directors recommends you vote FOR proposals 2a. through 5.

The Board of Directors recommends you vote 2 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain
6. To select, on an advisory basis, the frequency of future advisory votes on our named executive officer compensation ("Say-on-Frequency")	▢	▢	▢	▢

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	▢	▢

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000180751_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report/10-K is/are available at www.proxyvote.com .

PARKERVISION, INC. - PROXY
Solicited by the Board of Directors for the Annual Meeting
To Be Held on July 10, 2013

The undersigned Shareholder(s) of **ParkerVision, Inc.** , a Florida corporation ("Company"), hereby appoint(s) Jeffrey Parker and David Sorrells, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held on July 10, 2013 and at all adjournments thereof.

This proxy will be voted in accordance with the instructions given on the reverse side. If no instructions are given, this proxy will be voted FOR all of the nominees listed in proposal 1, and FOR 2a, 2b, 3, 4, and 5, and FOR 2 years in proposal 6. The proxies named above are authorized to vote in their discretion upon other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. This proxy is solicited on behalf of the board of directors.

0000180751_2 R1.0.0.51160

Continued and to be signed on reverse side